Oppenheimer
AMT-Free New York Municipals
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Prospectus dated November 21, 2003

Oppenheimer  AMT-Free    New    York Municipals  (formerly  "Oppenheimer New
York  Municipal   Fund")  is  a  mutual fund.  It seeks  current  income exempt from  federal,  New York  State and New York  City  personal  income  taxes  by
investing  in   municipal   securities, while attempting to preserve capital.

This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features.  Please read this Prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                                (logo) OppenheimerFunds
                                                The Right Way to Invest

CONTENTS

                  A B O U T  T H E  F U N D

3                 The Fund's Investment Objective and Principal Investment
                  Strategies

4                 Main Risks of Investing in the Fund

5                 The Fund's Past Performance

6                 Fees and Expenses of the Fund

7                 About the Fund's Investments

10                How the Fund is Managed

                  A B O U T  Y O U R  A C C O U N T

11                How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares

18                Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website

19                How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

22                How to Exchange Shares

24                Shareholder Account Rules and Policies

25                Dividends, Capital Gains and Taxes

27                Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Principal Investment
Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in New York municipal securities that pay interest exempt from federal and New York personal income taxes. These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (the four highest rating categories of national rating organizations, such as Moody's Investors Service, Inc. ("Moody's")).

      Under normal market conditions the Fund attempts to invest 100% of its assets in municipal securities exempt from federal personal income taxes. As a non-fundamental investment policy, the Fund will not hold municipal securities the interest on which would be subject to the federal alternative minimum tax on individuals and corporations. As fundamental investment policies, the Fund invests:
   o  At least 80% of its assets in municipal securities, and
   o  At least 80% of its net assets (plus borrowings for investment purposes)
      in New York municipal securities.

      The Fund does not limit its investments to securities of a particular maturity range, and may hold short-, intermediate-, and long-term securities.
However, it currently focuses on longer-term securities to seek higher yields.
The Fund's investments are more fully explained in "About the Fund's
Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities for the Fund, the portfolio managers look primarily throughout New York for municipal securities, using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:
   o  Securities that provide high current triple tax-free income
   o  A wide range of securities of different issuers within the state, including different agencies and municipalities for portfolio diversification to help spread credit risks
o  Primarily investment-grade securities that offer high income opportunities o
   Unrated bonds that might provide high income and securities of smaller issuers that
      might be overlooked by other investors and funds.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal (including the federal alternative minimum tax), New York State and New York City personal income taxes. It does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is intended to be a long-term investment, but is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager,
OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced.
Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

INTEREST RATE RISKS. Municipal securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. The
Fund currently focuses on longer-term securities to seek higher income.
Therefore, its share prices may fluctuate more when interest rates change.

      Borrowing for Leverage. As a fundamental policy, the Fund can borrow from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities. It may also borrow up to 5% of its total assets for temporary purposes from any person. This use of "leverage" will subject the
Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest rate changes.

RISK OF FOCUSING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES. While the Fund's
fundamental policies do not allow it to concentrate 25% or more of its assets in a single industry, municipal securities are not considered an "industry" under that policy. The Fund is "diversified" as to 75% of its assets, which means that, as to 75% of its assets, it cannot invest more than 5% of its total assets in securities of any one issuer, or own more than 10% of that issuer's voting securities. However, the Fund can invest a substantial percentage of its assets in the obligations of the State of New York or particular New York municipal governments, authorities or agencies.

      On September 11, 2001, terrorist attacks destroyed the World Trade Center, resulted in substantial loss of life and damaged other buildings in the vicinity. The attack also resulted in disruption of public transportation and business and displacement of residents in the immediate vicinity of the World
Trade Center. It is expected that the destruction of the World Trade Center will continue to have a substantial impact on the City and its economy. The Statement of Additional Information contains further information concerning special investment considerations for New York municipal securities, including the effect of the events of September 11, 2001 on New York City and New York State.

      Having a high percentage of its assets invested in the municipal securities of a single state and its municipal subdivisions could result in fluctuations in the Fund's share prices and income due to economic, regulatory or political problems in New York.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares.
Particular investments and investment strategies also entail risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. The value of the
Fund's investments and share prices will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds or the income they pay because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall.

      Because the Fund focuses its investments in New York municipal securities, it will be vulnerable to economic, political and market events that affect issuers of New York municipal securities. Those changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of bond funds, such as high yield bond funds, but has greater risks than funds that invest only in investment-grade bonds or that are more diversified geographically.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of a broad-based market index.

The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.
In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns for the other classes of shares will vary.
The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns would be less than those shown.
For the period from 1/01/03 through 9/30/03, the cumulative return (not annualized) before taxes for Class A shares was 2.45%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 7.90% (1Qtr `95) and the lowest return (not annualized)
before taxes for a calendar quarter was -6.15% (1Qtr '94).

------------------------------------------------------------------------------
Average Annual Total Returns                                    10 Years
for the  periods  ended  December                             (or life of
31, 2002                            1 Year      5 Years     class, if less)
------------------------------------------------------------------------------
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Class  A  Shares   (inception
8/16/84)                             1.38%       3.58%           5.10%
  Return Before Taxes                1.38%       3.58%           5.06%
  Return After Taxes on              2.91%       3.86%           5.13%
  Distributions
  Return   After   Taxes   on
  Distributions  and  Sale of
  Fund Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond       9.60%       6.06%           6.71%1
Index (reflects no deduction for
fees, expenses or taxes)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class   B    Shares    (inception    0.71%       3.47%           4.73%
3/01/93)
----------------------------------            --------------------------------
------------------------------------------------------------------------------
Class   C    Shares    (inception   4.62%        3.79%           4.94%
8/29/95)
------------------------------------------------------------------------------
1.From 12/31/92.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 2% (5-year); and for Class
C, the 1% contingent deferred sales charge for the 1-year period. Because Class
B shares convert to Class A shares 72 months after purchase, Class B
"life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman Brothers
Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds. The index performance reflects reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The index includes municipal securities from many states while the Fund focuses on New York municipal securities.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended September
30, 2003.

Shareholder Fees (charges paid directly from your investment):
----------------------------------------------------------------------------------

                                 Class A Shares  Class B Shares   Class C Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases (as % of offering           4.75%           None             None
price)
----------------------------------------------------------------------------------
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Maximum Deferred Sales Charge
(Load) (as % of the lower of
the original offering price or                         5%2
redemption proceeds)                  None1                            1%3
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1. A contingent deferred sales charge may apply to redemptions of investments of
   $1 million or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------------------
                                Class A Shares                   Class C Shares
                                                Class B Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                      0.54%           0.54%            0.54%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution and/or Service          0.23%           1.00%            1.00%
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other Expenses                       0.16%           0.17%            0.18%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating Expenses      0.93%           1.71%            1.72%
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Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees and accounting and legal expenses that the Fund pays. The
Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for each share class. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended September 30, 2003, the transfer agent fees did not exceed the expense limitation described above. Effective September 1, 2003, the Manager has voluntarily agreed to waive a portion of its management fee at an annual rate equal to 0.10% of each class's average daily net assets. After the waiver, the management fee for each class was 0.44%. This waiver may be amended or withdrawn by the Manager at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

----------------------------------------------------------------------------
If shares are redeemed:   1 Year      3 Years     5 Years      10 Years
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class A Shares            $565        $757        $965         $1,564
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class B Shares            $674        $839        $1,128       $1,6221
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class C Shares            $275        $542        $933         $2,030
----------------------------------------------------------------------------

----------------------------------------------------------------------------
If shares are not         1 Year      3 Years     5 Years      10 Years
redeemed:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class A Shares            $565        $757        $965         $1,564
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class B Shares            $174        $539        $928         $1,6221
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class C Shares            $175        $542        $933         $2,030
----------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and
Class C expenses do not include contingent deferred sales charges.
1. Class B expense for years 7 through 10 are based on Class A expenses since
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased.
However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The share prices and yield of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events. The
Statement of Additional Information contains more detailed information about the
Fund's investment policies and risks.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. The Fund invests mainly in New York municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to New York State personal income tax.
      These are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns, and counties), and their agencies, instrumentalities and authorities. The term "New York municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest paid on those securities is not subject to New York personal income tax.

      The Fund can also buy other municipal securities, issued by the governments of the other states and the District of Columbia, as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United
      States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term municipal securities (which are generally referred to as "bonds") have a maturity of more than one year when issued. The Fund generally focuses on long-term securities, to seek higher income.

      The Fund can buy municipal securities that are "general obligations,"
      secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also can buy
      "revenue obligations" whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

   o  Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The
      Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations.
      Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain
      "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund limits its investments in municipal securities that at the time of purchase are not "investment-grade" to not more than 25% of its total assets. "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's Rating Services or
      Fitch, Inc. or another nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of rating organizations are in
      Appendix A to the Statement of Additional Information. If a security is not rated, the Manager will use its judgment to assign a rating to the security comparable to that of a rating organization. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Manager may rely to some extent on credit ratings by nationally recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio.

      It may also use its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

   o  Special Credit Risks of Lower-Grade Securities. Municipal securities that are below investment grade (these are sometimes called "junk bonds") may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are
      (or that have fallen) below investment grade have a greater risk that the issuers might not meet their debt obligations.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated
      periodic intervals. Floating rates are automatically adjusted according to a specified market rate, such as a percentage of the prime rate of a bank or the ninety-one (91) day U.S. Treasury Bill rate.
   o  Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the
      "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 20% of its total assets in inverse floaters.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.
Fundamental policies cannot be changed without the approval of a majority of the
Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional
Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques have risks although some of them are designed to help reduce overall investment or market risks.

"When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell securities on a "delayed- delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.
      No income accrues to the Fund on a when-issued security until the Fund receives the security on settlement of the trade.
Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or
      "puts" with respect to municipal securities. The Fund obtains the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.
Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security has a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100%
      of its total assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally, they would be high quality, short-term money market instruments such as
      U.S. government securities, highly rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements. The
      Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $135 billion in assets as of September 30, 2003, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10080.

     Portfolio  Managers.  The Fund is managed by a  portfolio  management  team comprised of Ronald Fielding and other  investment  professionals  selected from the Manager's  Rochester Division.  This portfolio  management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice President of the Manager (since  January  1996).  Mr.  Fielding serves in a similar capacity for other Oppenheimer funds.

Advisory Fees. Under the investment advisory agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets,
      0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year ended September 30, 2003, was 0.54% of average annual net assets for each class of shares. Effective September 1,
      2003, the Manager voluntarily agreed to waive a portion of its management fee at an annual rate equal to 0.10% of each class's average daily net assets. The waiver may be amended or withdrawn by the Manager at any time.
      As such, the management fee for the last fiscal year ended September 30,
      2003, with the waiver was 0.44% of average annual net assets for each class of shares.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
      Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If
      you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o  Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
      pay for shares by electronic funds transfers from your bank account.
      Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds
      PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the
      Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M.,
      Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the
      Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of
      Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security. A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, the
      Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the
      Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in
      "How Can You Buy Class A Shares?" below.
--------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can
      You Buy Class B Shares?" below.
--------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
      Class C Shares?" below.
--------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.
How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o     Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B and Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B and Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional
      Information. Share certificates are only available on Class A shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.
How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class
      C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ---------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%           4.00%
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%           4.00%
 less than $100,000
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%           3.00%
 less than $250,000
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%           2.25%
 less than $500,000
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%           1.80%
 less than $1 million
 ---------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more
      (other than purchases by retirement plans, which are not permitted in the
      Fund). That concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:

     o the  aggregate  net  asset  value of the  redeemed  shares at the time of redemption  (excluding  shares purchased by reinvestment of dividends or capital gain distributions) or

o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

--------------------------------------------------------------------------------
Years Since Beginning of Month in    Contingent Deferred Sales Charge on
Which Purchase Order was Accepted    Redemptions in That Year (As % of Amount
                                     Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 6                          None
--------------------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any
      Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has
      adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and
      Class C shares and servicing accounts. Under the plans, the Fund pays the
      Distributor an annual asset-based sales charge of 0.75% per year on Class
      B shares and on Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.
      Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The
      Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the Class C asset-based sales charge during the first year after Class C shares are purchased. See the Statement of Additional
      Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer
      Agent for more information.
      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system
that  enables   shareholders  to  perform  a  number  of  account   transactions
automatically   using   a   touch-tone   phone.   PhoneLink   may  be   used  on
already-established  Fund  accounts  after you obtain a Personal  Identification
Number  (PIN),  by calling  the  PhoneLink  number,  1.800.225.5677.  Purchasing
Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling
1.800.225.5677.  You must have established  AccountLink  privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The  redemption  check  is not  payable  to all  shareholders  listed  on the account statement
   o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor)
   other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a  U.S.  national  securities  exchange,  a  registered  securities association  or a clearing agency.
      If you are signing on behalf of a  corporation,  partnership or other business or as a fiduciary, you must also include your title in the signature.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards.
They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use.
Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

o     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $500. Checks written below the stated
      amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of
      $100 or more.
o     Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o     You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes: o
   Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00
P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677. Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.
      This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional
Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your account  value  represented  by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions.
      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares"
      in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares held under certificates may not be exchanged by telephone.

     ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of: o Shares are redeemed from one fund and  purchased  from the other fund in the exchange transaction on the same regular business day on which the Transfer  Agent  receives an exchange  request that conforms to the policies described  above.  It must be  received by the close of the  Exchange  that day, which is normally 4:00 P.M. but may be earlier on some days.

     o The  interests of the Fund's  long-term  shareholders  and its ability to manage its investments may be adversely  affected when its shares are repeatedly bought and sold in response to  short-term  market  fluctuations--also  known as
"market  timing."  When large  dollar  amounts are  involved,  the Fund may have difficulty  implementing  long-term  investment  strategies,  because  it cannot predict how much cash it will have to invest.  Market  timing also may force the
Fund to sell  portfolio  securities at  disadvantageous  times to raise the cash needed to buy a market  timer's Fund shares.  These  factors may hurt the Fund's performance and its  shareholders.  When the Manager  believes  frequent trading would have a disruptive  effect on the Fund's ability to manage its investments, the Manager and the Fund may reject  purchase orders and exchanges into the Fund by any person,  group or account that the Manager believes to be a market timer.
All accounts  under common  ownership or control  within the  Oppenheimer  funds complex may be counted  together for purposes of determining  market timing with respect to any exchange involving this Fund.

   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund may refuse any exchange order and is currently not obligated to provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     More  information  about the Fund's  policies  and  procedures  for buying, selling and  exchanging  shares is  contained  in the  Statement  of  Additional
Information.  A $12 annual fee is assessed  on any  account  valued at less than
$500. The fee is automatically  deducted from accounts  annually on or about the second to last  business  day of  September.  See the  Statement  of  Additional
Information, or existing shareholders may visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as
      10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the
      Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the
      Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth
      (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification
      Number or other government issued identification when you open an account.
      Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The
      Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the
      Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or
      Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

       The Fund attempts to pay dividends on Class A shares at a constant level.
There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A shares. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.
Long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year. WHAT CHOICES DO YOU HAVE FOR
RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

Taxes. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal income tax purposes.

      Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Exempt-interest dividends earned by residents of New York should not be subject to federal, state, or local income taxes. The portion of the Fund's dividends that are attributable to income earned on other municipal obligations
(not New York municipal securities) will normally be subject to New York State and City personal income tax or subject to federal, state and local income tax
(if they are attributable to income earned or obligations that are not municipal securities).

     Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by the Fund.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders

      This information is only a summary of certain federal and state income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30                        2003       2002        2001       2000       1999
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 12.75    $ 12.67     $ 12.15    $ 12.24    $ 13.17
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .71        .68         .67        .64        .64
 Net realized and unrealized gain (loss)                   (.44)       .06         .50       (.09)      (.94)
                                                      -----------------------------------------------------------
 Total from investment operations                           .27        .74        1.17        .55       (.30)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.71)      (.66)       (.65)      (.64)      (.63)
 Distributions from net realized gain                        --         --          --         -- 1       --
                                                      -----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.71)      (.66)       (.65)      (.64)      (.63)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $12.31     $12.75      $12.67     $12.15     $12.24
                                                      ===========================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                        2.07%      6.11%       9.77%      4.78%     (2.36)%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $533,563   $536,126    $530,464   $509,288   $575,254
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $531,977   $525,519    $526,333   $529,839   $603,604
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                     5.57%      5.44%       5.30%      5.45%      5.04%
 Total expenses                                            0.93% 4,5  0.89% 4     0.84% 4    0.89% 4    0.88% 4
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     63%        73%         10%        26%        18%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of management fees less than 0.01%.

20  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

 Class B      Year Ended September 30                         2003       2002       2001       2000     1999
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                      $ 12.75    $ 12.68    $ 12.16    $ 12.25  $ 13.18
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .60        .58        .56        .53      .54
 Net realized and unrealized gain (loss)                      (.42)       .06        .51       (.07)    (.94)
                                                           ------------------------------------------------------
 Total from investment operations                              .18        .64       1.07        .46     (.40)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.61)      (.57)      (.55)      (.55)    (.53)
 Distributions from net realized gain                           --         --         --         -- 1     --
                                                           ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.61)      (.57)      (.55)      (.55)    (.53)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $12.32     $12.75     $12.68     $12.16   $12.25
                                                           ======================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           1.36%      5.22%      8.94%      3.98%   (3.11)%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $32,851    $40,896    $46,422    $49,671  $78,526
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $36,000    $42,021    $48,115    $60,299  $98,597
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                        4.77%      4.67%      4.53%      4.68%    4.25%
 Total expenses                                               1.71% 4,5  1.66% 4    1.61% 4    1.67% 4  1.65% 4
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        63%        73%        10%        26%      18%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of management fees less than 0.01%.

21  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

 Class C    Year Ended September 30                    2003          2002        2001         2000       1999
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $ 12.75       $ 12.68     $ 12.15      $ 12.24    $ 13.17
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .60           .57         .56          .56        .56
 Net realized and unrealized gain (loss)               (.42)          .07         .52         (.10)      (.96)
                                                    ---------------------------------------------------------------
 Total from investment operations                       .18           .64        1.08          .46       (.40)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.61)         (.57)       (.55)        (.55)      (.53)
 Distributions from net realized gain                    --            --          --           -- 1       --
                                                    ---------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.61)         (.57)       (.55)        (.55)      (.53)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.32        $12.75      $12.68       $12.15     $12.24
                                                    ===============================================================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    1.35%         5.22%       9.03%        3.97%     (3.11)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $13,080       $10,603      $8,251       $5,954     $6,450
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $11,852       $ 9,183      $6,979       $6,121     $6,622
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                 4.78%         4.66%       4.51%        4.68%      4.26%
 Total expenses                                        1.72% 4,5     1.66% 4     1.61% 4      1.66% 4    1.65% 4
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 63%           73%         10%          26%        18%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of management fees less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer AMT-Free New York Municipals

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270 Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              download documents on the OppenheimerFunds
                        website: WWW.OPPENHEIMERFUNDS.COM
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:      [logo]  OppenheimerFunds Distributor,
                                                         Inc.
The Fund's SEC File No. 811-4054
PR0360.001.1103
Printed on recycled paper

                          APPENDIX TO THE PROSPECTUS OF
                    OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

      Graphic material included in the Prospectus of Oppenheimer AMT-Free New
York Municipals ("the Fund") "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges.
Set forth below are the relevant data points that will appear in the bar chart:

--------------------------------------------------------------------
      Calendar Year Ended:              Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/93                                       13.15%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/94                                       -8.79%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/95                                       17.62%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/96                                       4.13%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/97                                       9.16%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/98                                       5.83%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/99                                       -4.46%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/00                                       11.35%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/01                                       4.46%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/02                                       6.44%
--------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Oppenheimer AMT-Free New York Municipals
--------------------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 21, 2003

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated November 21, 2003. It should be read together with the Prospectus, which may be obtained by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                           Page
About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers.C-1

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds,
Inc., (the "Manager") can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments."
Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development")
bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

         |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest.
Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.
The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         |_| Private Activity Municipal Securities. The Tax Reform Act of 1986
(the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform
Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt.
However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified"
tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The Fund invests only in those private activity bonds that are issued by non-profit corporations. The interest from these private activity bonds are free from the alternative minimum tax. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund will not hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) would be subject to the federal alternative minimum tax on individuals and corporations.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property.
For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of
5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

         |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

         |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

         |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

         |_| Construction Loan Notes. These are sold to provide project
construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax-Exempt Commercial Paper. This type of short-term obligation
(usually having a maturity of two hundred seventy (270) days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities.
Their purchase by the Fund would be limited as described below in "Illiquid
Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

     Those guidelines require the Manager to evaluate: o the frequency of trades and price  quotations  for such  securities;  o the  number of  dealers or other potential buyers willing to purchase or sell such securities; o the availability of market-makers; and o the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings
Services, a division of the McGraw-Hill Company, Inc. ("S&P") and Fitch, Inc.
("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating definitions of Moody's, S&P, and Fitch for municipal securities is contained in Appendix A to this Statement of Additional
Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

         |_| Special Risks of Lower-Grade Securities. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in this section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York
City (the "City"), which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's Annual Information
Statement dated May 30, 2003, and quarterly update thereto dated October 30,
2003 and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to June 17, 2003 with respect to offerings of New York State, and on or prior to October 3, 2003 with respect to offerings by the City. No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities. On May 28,
2003, the New York State Division of Budget ("DOB") issued the 2003-2004 Enacted
Budget Financial Plan that reflected final action on the 2003-04 State Budget by the New York State Legislature (the "2003-04 Financial Plan" containing the
"2003-04 Enacted Budget"). On July 30, 2003, DOB issued the July Financial Plan
Update to the 2003-04 Financial Plan (the "July Update") and on October 28,
2003, DOB issued its Mid-Year Update (the "Mid-Year Update"). The State reported that at mid-year, the State's 2003-04 Financial Plan remained solidly balanced based on the availability of one-time Federal aid that was authorized after the
2003-04 budget was enacted. While these receipts helped to ensure balance in the current year, the State continues to face a significant financial gap in
2004-05.

      Revenue actions enacted by the Legislature over the Governor's objection continued to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector showed some promise, the level of revenue from tax law changes had not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs was running higher than expected as the State's economic recovery remained anemic. Taken together, these factors represented a fiscal challenge for the
2004-05 fiscal year and beyond. As of the Mid-Year Update, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remained at approximately $5 billion to $6 billion.

      The State reported that a number of steps have been taken to address the
State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures were in place, and a strict hiring freeze has been maintained. The Governor was also working with legislative leaders on statutory measures that could be enacted in fall 2003 to provide further savings this year and begin to address the 2004-05 gap.

      DOB projected that the State would end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, were comprised of $710 million in the permanent rainy day fund (the Tax
Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund. An additional $75 million in resources, resulting primarily from minor timing revisions to the July Financial Plan projections, were treated as available for use in 2004-05.

      The Mid-Year Update reflected modest net increases in both receipts and spending of $30 million from the July Update. The $30 million net increase in the revenue projections included modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the 2003-04 fiscal year remained slightly below those contained in the 2003-04 Enacted Budget. The $30 million net increase in spending reflected use of higher spending in welfare and
Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the Tuition Assistance Program (TAP) due to higher enrollment. These costs were partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted "clean-up" legislation. In addition, the report updated the status of certain risks to the 2003-04
Financial Plan projections, including possible reductions in anticipated Federal aid for the school supportive health services program.

      The State reported that since the 2003-04 Enacted Budget Financial Plan, projected General Fund receipts have been increased by $627 million. This increase was attributable to the receipt of $645 million in one-time Federal revenue sharing payments and the expected flow of $170 million in additional sales tax receipts to the General Fund due to the delay in providing payments to
New York City associated with the Local Government Assistance Corporation
(LGAC)/Municipal Assistance Corporation (MAC) transaction. These increases were partially offset by a net reduction in the estimate for General Fund tax and miscellaneous receipts for 2003-04 of $53 million, additional costs for the
School Tax Relief program of $35 million, an increased deposit into the Personal
Income Tax Refund Reserve Account of $75 million and a decrease in other transfers of $25 million.

      General Fund spending was decreased by $285 million from the 2003-04
Enacted Budget Financial Plan. This decrease was primarily attributable to lower costs resulting from a 15-month increase in the Federal matching rate on
Medicaid costs ($422 million), the delayed timing of spending for new legislative "member items" ($100 million), additional resources available to
Medicaid ($46 million), lower debt service costs ($42 million) and savings from the cap on mentally disabled payments to counties ($20 million). These reductions in spending were partially offset by: growth above budgeted levels for Medicaid ($200 million), welfare ($71 million) and TAP ($31 million); the delayed implementation of employee health insurance cost containment changes
($26 million); and a modest increase in State operations spending ($17 million).

      The combined benefit of the increased General Fund receipts and lower spending was used to balance the 2003-04 Enacted Budget and help lower the
2003-04 budget gap. The 2003-04 budget gap of roughly $5 billion to $6 billion already reflects these revisions.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's financial activities sector share, as measured by wages, is particularly large relative to the nation. The State has projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      DOB's New York State Index of Coincident Economic Indicators showed that the State economy began to emerge from recession in early 2003. The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State's manufacturing, trade, and finance industries during the first eight months of
2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

      Notwithstanding the upward revision to the national economic forecast,
DOB's outlook for the New York economy was little changed from that presented in the July Update. With the State's labor market beginning to recover, DOB has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of
0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remained at 6.2 percent for both 2003 and 2004.

      The State reported that the recovery of the State's financial sector continues. Recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter were expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets was expected to translate into higher bonus growth for the coming bonus season than was projected in July. DOB's 2003 forecast for State wages and salaries was relatively unchanged from July, but was revised up for 2004 from 4.1 percent to 4.6 percent. Growth in total State personal income, of which wages and salaries are the largest component, was revised up to 2.7 percent for 2003, due in large part to revised data for proprietors' income, and to 4.4 percent for 2004.

      The State reported that the volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

      The State reported that revised data for the second quarter of 2003, in conjunction with preliminary data for the third quarter, indicate a stronger national economy for 2003 than projected in the July Update. U.S. real gross domestic product was expected to grow almost 6 percent during the third quarter, aided by the issuance of tax cut rebate checks and a long-awaited improvement in business spending. Consequently, the DOB forecast for real growth in U.S. GDP for 2003 was revised up to 2.8 percent. National economic growth was expected to accelerate to 3.8 percent in 2004.

      The improved outlook for the overall national economy had not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward off-shore outsourcing in certain economic sectors delayed the resumption of hiring by businesses. DOB reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 was reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, was expected to result in slower wage and personal income growth than reported in the July Update. Wage growth was revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003.
Overall personal income growth was revised down as well from 3.5 percent to 3.2 percent. Income growth was expected to accelerate in 2004, but remains well below the historical average.

      The State reported that DOB's forecast is not without risk. With significant labor market slack and the capacity utilization rate at its lowest level since the early 1980s recession, the business sector has been more reluctant to significantly increase investment spending than is typical at this stage of a recovery. If this trend continues, it could result in even slower job growth than expected. In turn, continued weakness in the labor market could depress consumption spending, further reducing the incentive for businesses to spend. In contrast, if the Federal tax reduction, combined with historically low interest rates, has a greater impact on households than expected, or a weaker dollar produces higher export growth than the current forecast, national economic growth could be stronger than expected.

      The State's Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB expressed its belief that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

      Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations were ongoing. The
Financial Plan contained no reserves to finance potential new costs related to any new labor agreements. DOB projected that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

      DOB continued to forecast that the State's cash flow position will experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants.

      On August 6, 2003, the LGAC board of directors, which is comprised of the
LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the
City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature.

      The Federal government was still auditing Medicaid claims submitted since
1993 under the school supportive health services program. These audits had not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits could not be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

      In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services were deferred by the
Federal Centers for Medicare and Medicaid Services. Since the State has
continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

      New York State continued to await Federal approval of the Medicaid State
Plan Amendment necessary to make planned payments totaling roughly $1.1 billion
(half funded by the Federal government) to public hospitals throughout the
State, including New York City Health and Hospitals Corporation, State
University of New York hospitals, and other State and county operated facilities.

      The State Financial Plan assumed no significant Federal disallowances or other Federal actions that could adversely affect State finances. As a result, there could be no assurance that the State's budget projections for 2003-04 would not differ materially and adversely from the projections set forth at the time.

      |X| The 2003-04 Fiscal Year. The Mid-Year Update reported that the State's total General Fund receipts were estimated at $42.37 billion, an increase of $30 million from the July Update. The increase of $4.97 billion over the prior year was largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget. The tax receipt revisions from the July Update, including transfers, were relatively minor and reflected a modestly more optimistic view of economic trends and financial sector performance balanced against some shortfalls in year-to-date results. Estimates for the impact of legislatively enacted changes remained essentially unchanged. It was believed that a significant number of the revenue actions taken by the Legislature would generate little or no revenue in fiscal year 2003-04.

      Personal income tax receipts for the 2003-04 fiscal year were estimated at
$16.28 billion, a decrease of $8 million from the July Update estimate. This decrease was comprised of an additional deposit to the Personal Income Tax (PIT)
Refund Reserve Account ($75 million) partially offset by higher PIT collections
($67 million). The estimate reflected an increase of $150 million in the non-withholding payments estimate due in part to a change in collection patterns related to tax actions taken with the 2003-04 Enacted Budget. Despite a year-to-date shortfall in withholding results, the estimate was unchanged reflecting better-than-anticipated securities industry profitability and an expected increase in end-of-year bonus payments. Increases were partially offset by a lower assessments estimate ($25 million), increased costs for the School
Tax Relief program ($35 million) and greater deposits to the Revenue Bond Tax
Fund (RBTF) ($23 million). Important risks affecting the personal income tax estimate included the strength of growth in the overall economy, financial sector compensation trends, and collection patterns related to the temporary tax increase enacted earlier in 2003.

      The estimate for user taxes and fees was $7.96 billion, which was $11 million below the July Update. The estimates for sales tax, motor vehicle fees, the alcohol beverage tax, and alcohol beverage control license fees were unchanged from the July Update. The estimate for the cigarette and tobacco tax was $11 million below the July Update estimate, reflecting
weaker-than-anticipated cigarette consumption. Overall, consumption and use tax receipts are within $5 million of the estimated cash flow contained in the July
Update.

      The business tax estimates totaled $3.44 billion and remained unchanged from the July Update. Business taxes for the first half of the fiscal year were
$1.54 billion, which were $43 million below July estimates. This was primarily due to unexpected large refunds in the bank tax and lower-than-expected utility tax payments. Collections were expected to strengthen in the later part of the year as corporate profitability continues to improve.

      Other taxes, comprised of the estate tax, gift tax, real property gains tax, pari-mutuel taxes and other taxes were expected to total $726 million, a
$1.5 million increase from the July Update. Through the first half of the fiscal year, receipts totaled $398 million, which was $32 million above the cash flow projection in the July Update. The change from the July Update was due to unexpectedly strong results in the estate tax. The change was based upon the strong year-to-date results, and an upward revision to estimates of household net worth.

      The estimate for miscellaneous receipts was $5.55 billion and remained unchanged from the July Update. Year-to-date collections of miscellaneous receipts were $3.13 billion, which was $2.27 billion higher than the previous year. The higher receipts were attributable to $2.20 billion in tobacco bond proceeds received in June 2003, offset by lower collections from abandoned property. There was some downside risk in the miscellaneous receipts estimate, stemming from lower-than-expected year-to-date collections from abandoned property, though the majority of revenue from this source was received during the second half of the fiscal year.

      Federal Grants were estimated to total $645 million and remained unchanged from the July Update. The estimate for transfers from other funds was $7.77 billion, which was $34 million above the July Update. Personal income tax and the real estate transfer tax in excess of debt service requirements were expected to increase by $23 million and $11 million respectively. These changes reflected modest increases in the estimates of the personal income and real estate transfer taxes.

      General Fund spending was projected to total $42.45 billion, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represented $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million).

      The remaining $1.04 billion in projected annual spending growth in the
General Fund was primarily attributable to increased spending for Grants to
Local Governments of $1.09 billion. This category was the largest area of
General Fund spending and represented over 68 percent of total disbursements.
All other General Fund spending was estimated to decrease by $51 million and consisted of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and Transfers To Other Funds
($66 million).

      Higher local assistance spending of $1.09 billion or 4.1 percent resulted from higher welfare spending associated with the loss of non-recurring Federal
Temporary Assistance to Needy Families reserve funds used to offset 2002-03 welfare spending and an increased caseload ($582 million), additional spending for legislative member items ($250 million), growth in Medicaid program costs
($130 million), and various other increases in spending across several local assistance programs.

      State Operations disbursements, which accounted for the second largest area of General Fund spending, were estimated to decline $610 million or 7.9 percent from 2002-03 due to decreased spending for personal service ($677 million) partially offset by modest growth in non-personal service spending ($67 million).

      Decreases in personal service costs were attributable to the continuation of the strict statewide hiring freeze, an aggressive use of a State employees retirement incentive, and the use of alternative funding sources to finance spending. These alternative funding sources for personal service costs were comprised of additional SUNY revenues including a tuition increase ($289 million), increased Federal revenues used to finance a portion of mental hygiene spending ($227 million), and the shift of transportation-related spending for the Department of Motor Vehicles to the Dedicated Highway Fund ($90 million).
This lower spending was partially offset by increased non-personal service spending resulting primarily from inflationary increases across all agencies.

      General State Charges annual growth of $493 million or 18.0 percent was mostly due to higher costs associated with pensions ($250 million) and health insurance ($204 million). Increases in pension costs were driven by a required minimum contribution rate of 4.5 percent of 2003-04 annual payroll expenditures
(versus 1.0 percent in 2002-03), as well as higher costs produced by retirement incentives. The growth in health insurance spending reflected rising costs of employee and retiree health care, including the escalating costs of prescription drugs.

      Transfers to other funds were projected to grow $66 million or 2.8 percent over the prior year, primarily the result of timing of State subsidy payments to the SUNY hospitals ($107 million), increased General Fund support of capital projects spending for transportation and the environment ($90 million), and underlying growth in debt service costs ($46 million). These increases were partially offset by a decrease in the transfer to the Community Service Provider
Assistance Program Fund ($100 million) and in the State's share of Medicaid payments to SUNY hospitals ($48 million).

      The Mid-Year Update projected a closing balance of $730 million in the
General Fund, and was unchanged from the July Update. The closing fund balance was comprised of $710 million in the permanent rainy day fund (Tax Stabilization
Reserve Fund) and $20 million in the litigation reserve (Contingency Reserve
Fund).

      |_| State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group.
Governmental funds include the following four fund types, the State's projections of receipts and disbursements in which comprise the State's
Financial Plan:

      o the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;

      o Special Revenue Funds, which account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

      o Capital Projects Funds, which account for financial resources of the
State to be used for the acquisition or construction of major capital facilities
(other than those financed by Special Revenue Funds, Proprietary Funds and
Fiduciary Funds); and

      o Debt Service Funds, which account for the accumulation of resources
(including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

      |_| Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government
Assistance Corporation (LGAC), a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.
The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation note (TRAN)
seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed upon the
State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      Legislation enacted with the 2003-04 Budget relating to the Local
Government Assistance Corporation (LGAC) and Municipal Assistance Corporation
for the City of New York (NYC-MAC) intended that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC-MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC were authorized to be pledged to a New York City-created public benefit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding NYC-MAC debt. The Executive believes that the structure may be flawed and is continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000 and the impact on LGAC bondholders.

      |X| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities refer to public benefit corporations, created pursuant to State law, other than local authorities.
Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its
Authorities were to default on their respective obligations, especially those involving State-supported or State-related debt. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constituted
State-supported or State-related debt.

      Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the
State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X| Ratings of the State's Securities. As of June 17, 2003, S&P has rated the State's general obligation bonds "AA," Moody's has rated those bonds "A2"
and Fitch has rated those bonds "AA-".

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating must be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the
State and municipal securities in which the Fund invests.

      |X| The State's General Obligation Debt. As of March 31, 2003, the State
had approximately $4.0 billion in general obligation bonds outstanding.
Principal and interest due on general obligation bonds were $571 million for the
2002-03 fiscal year and were estimated to be $527 million for the State's
2003-04 fiscal year.

      |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and
Federal laws. These proceedings could affect adversely the financial condition of the State in the 2003-04 fiscal year or thereafter.

      The State believed that the proposed 2003-04 Financial Plan included sufficient reserves for the payment of judgments that may be required during the
2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

      In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material. Although the amounts of potential losses, if any, are not presently determinable, it was the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the
2003-04 fiscal year or thereafter.

      |X| Other Functions. Certain localities in addition to the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

      |X| Factors Affecting Investments in New York City Municipal Securities.
The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

      The City is a major seaport and focal point for international business.
Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations. Numerous foreign-owned companies in the United States are also headquartered in the City. These firms, which have increased in number substantially over the past decade, are found in all sectors of the City's economy, but are concentrated in trade, manufacturing sales offices, tourism and finance. The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City. A large diplomatic community exists in the City to staff the 186 missions to the United Nations and the 96 foreign consulates.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s. The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001. The City's financial plan assumes that the economic decline that began in 2001 will continue through calendar year 2003 as a result of the September 11 attack, a national economic recession, and a downturn in the securities industry. The City's financial plan assumes the City's economy will begin a slow recovery in the first half of calendar year 2004.

      The City expected total expenditures for recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World
Trade Center to be substantial. The Federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residences and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the
Liberty Zone, the area surrounding the World Trade Center site. These programs include expanding tax credits, increasing depreciation deductions, authorizing the issuance of tax-exempt private activity bonds and expanding authority to advance refund some bonds issued to finance facilities in the City.

      The City has been largely reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site.
The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

      In addition, the State authorized the New York City Transitional Finance
Authority ("TFA") to have outstanding $2.5 billion of "Recovery Bonds" and
"Recovery Notes" to pay costs related to or arising from the September 11 attack. The City believed it was not possible to quantify with any certainty the long-term impact of the September 11 attack on the City and its economy, any economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

      For each of the 1981 through 2002 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2003 through 2007 fiscal years
(referred to below as the "2003-2007 Financial Plan", or "Financial Plan"). The
City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the TFA, which issues debt secured by personal income tax and sales revenues, and the New York City Municipal Water Finance Authority
("Water Authority"), which issues debt secured by water and sewer revenues. The
TFA was created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      |X| The City's 2003-2007 Financial Plan. For the 2001 and 2002 fiscal years, the City's General Fund had operating surpluses of $2.949 billion and
$686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2002 fiscal year was the twenty-second consecutive year that the City had achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

      On June 30, 2003, the City submitted the Financial Plan for the 2003 through 2007 fiscal years (the "2003-07 Financial Plan" or the "Financial
Plan"), which relates to the City and certain entities which receive funds from the City, and which reflected changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003.
The Financial Plan was a modification to the financial plan submitted on June
26, 2002 (the "June Financial Plan"), as subsequently modified by the financial plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003 (the
"April Financial Plan"). The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years
2005, 2006 and 2007, respectively.

      The Financial Plan reflected changes since the June Financial Plan which decreased projected revenues by $821 million, $2.3 billion, $2.2 billion and
$2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues included a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues.
The decline in projected tax revenue growth reflected the September 11 attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002 and 20,000 in the first half of 2003, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan included: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investment losses in fiscal year 2002, partially offset by projected investment gains in fiscal year 2003 and (ii) the elimination of $223 million,
$296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively.
Changes in projected expenditures also included increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increase in the labor reserve and funding for capital expenditures. The
Financial Plan also included proposed discretionary transfers and prepayments in fiscal year 2003 of $1.3 billion, reflecting discretionary transfers and prepayments in fiscal year 2003 of $679 million in debt service, subsidies and lease debt service due in fiscal year 2004 and a miscellaneous budget grant of
$624 million to the TFA in fiscal year 2003, which increases tax revenue in fiscal year 2004 by $624 million.

      The gap-closing program included in the Financial Plan reflected: (i) the enacted 18.49% property tax increase, effective January 1, 2003, which was projected to continue to generate $837 million, $1.7 billion, $1.8 billion and
$1.9 billion in fiscal years 2003 through 2006, respectively, and (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24% reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and
$2.2 billion annually in subsequent fiscal years.

      The gap-closing program included in the Financial Plan also reflected: (i)
an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively; (ii) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which was proposed to generate $115 million and $111 million in fiscal years 2004 and 2005, respectively; (iii) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (iv) legislation enacted by the State Legislature pursuant to which the Local Government Assistance Corporation is to make available to the
City $170 million annually which the City intends to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the
NYC-MAC which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained by NYC-MAC for its debt service; (v) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (vi) additional federal assistance and additional State assistance which requires the approval of the
State government. Additional federal gap-closing actions in the Financial Plan included $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11 attack and increased federal funding for Medicaid which was expected to generate approximately $290 million for the City over the fifteen months ending June 30,
2004. The additional State actions proposed in the Financial Plan included a proposed regional transportation initiative which would produce savings for the
City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority
("MTA"). Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the
City personal income tax and the sales tax, the proposed $170 million annual payment by LGAC that the City intended to use to pay for NYC-MAC debt and the restorations of State education aid. In his veto message, the Governor raised questions as to the constitutionality of the mandated annual $170 million payment. On May 15 and May 19, 2003, the State Legislature overrode the
Governor's vetoes. On August 6, 2003, the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation.

      On August 13, 2003, LGAC, its Chairperson, the State Division of the
Budget and its Director sued the City and the Sales Tax Asset Receivable
Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR
Corp., the local development corporation expected to finance the cost of debt service on NYC-MAC debt otherwise payable from City sales tax revenues. STAR
Corp. debt was expected to be paid from the annual payment of $170 million from
LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal was expected to be heard in November 2003. The outcome of this litigation could not be predicted with certainty. If the $500 million in annual savings in NYC-MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.

      The Financial Plan did not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It was estimated that each 1% wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

      The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial
Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2003 through 2007 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      From time to time, the City Comptroller and other public officials issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the
City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On July 30, 2003, the City Comptroller released a report on the adopted budget for fiscal year 2004 and the Financial Plan. In his report, the City
Comptroller identified risks for fiscal years 2004 through 2007, respectively, which, when added to the gaps in the Financial Plan, result in gaps of $484 million, $3.0 billion, $3.9 billion and $3.9 billion in fiscal years 2004 through 2007, respectively.

      On July 24, 2003, the staff of the Office of the State Deputy Comptroller issued a report on the Financial Plan. The report identified net risks of $367 million, $806 million, $401 million and $423 million for fiscal years 2004 through 2007, respectively, which, when added to the gaps projected in the
Financial Plan, would result in gaps of $367 million, $2.8 billion, $3.6 billion and $3.7 billion in fiscal years 2004 through 2007, respectively.

      On July 24, 2003, the staff of the Control Board issued a report reviewing the Financial Plan. In its report, the staff concluded that the City's budget for fiscal year 2004 appears to be balanced. However, the report noted that the ability of the City to continue to balance its budget once temporary tax increases have expired is far from certain.

      Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

      The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the
City expects will be taken but which are not within the City's control, will be realized.

      |X| Ratings of the City's Bonds. As of October 3, 2003, Moody's, S&P and
Fitch rated the City's general obligations bonds A2, A and A+, respectively.
These ratings reflect only the views of Moody's, S&P and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 16, 1998, S&P revised its rating of City bonds to "A-" from
"BBB+." On September 13, 2000, S&P revised its rating of City bonds upward to
"A." On November 26, 2002, S&P issued a negative outlook on City bonds and on
May 27, 2003, changed the outlook to stable. Moody's rating of City bonds was revised in August 2000 to "A2" from "A3." On November 15, 2001, Moody's issued a negative outlook on City bonds. On March 8, 1999, Fitch revised its rating of
City bonds upward to "A" from "A-" and on September 15, 2000, Fitch revised its rating to "A+." On December 23, 2002, Fitch issued a negative outlook on City bonds.

      |X| The City's Outstanding Indebtedness. As of June 30, 2003, the City and
the Municipal Assistance Corporation for the City of New York had, respectively,
$29.043 billion and $2.122 billion of outstanding net long-term debt.

      For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from the amounts projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of
Federal grants which could have adverse effects on the City's cash flow or revenues. The City assumes that the costs relating to the September 11 attack will be paid in substantial part from Federal aid and borrowings by the TFA.

      |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. For the fiscal year ended on June 30, 2002, the City paid $521.8 million for judgments and claims. The Financial Plan includes provisions for the payment of judgments and claims of $612.7 million, $642.7 million, $676.2 million, $712.7 million and
$751.5 million for the 2003 through 2007 fiscal years, respectively. As of June
30, 2003, the City estimated its potential future liability for outstanding claims against it to be approximately $4.3 billion.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one (1) year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.
Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.
"Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities.
However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.
If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The
Fund will identify on its books cash, U.S. government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the
Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.
Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five (5) days of the purchase.
Repurchase agreements having a maturity beyond seven (7) days are subject to the
Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven
(7) days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.
Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

|X| Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

|X| Borrowing for Leverage. The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. The restrictions on borrowing are designed to protect shareholders and their investment in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. Borrowing money to make an investment is an example of how a fund leverages its assets. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. A fund's borrowing policy must be a fundamental investment policy. Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. The Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

|X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's Board of
Trustees. These loans are limited to not more than 25% of the value of the
Fund's total assets. The Fund presently does not intend to lend securities, but if it does, the value of loaned securities is not expected to exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a)
negotiated loan fees, (b) interest on securities used as collateral, and (c)
interest on short-term debt securities purchased with the loan collateral.
Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. The interfund lending arrangement is consistent with applicable regulatory requirements, including the provisions of the SEC order.

o Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the
Fund could otherwise negotiate with a third party. To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards have been implemented. Examples of these safeguards include the following:
o              the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o              the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o              the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o              if the Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Fund must secure each additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o              the Fund cannot borrow from an affiliated fund in excess of 125%
               of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o              the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

o Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards have been implemented. Examples of these safeguards include the following:

o              the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an  interfund  loan to any one  affiliated  fund shall not exceed 5% of the Fund's net assets;

     o an interfund loan may not be outstanding for more than seven days; o each interfund  loan may be called on one business  day's  notice;  and o the Manager will provide the Trustees reports on all interfund loans  demonstrating that the
Fund's  participation  is appropriate  and that the loan is consistent  with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

|X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      o sell interest rate futures or municipal bond index futures, o buy puts on such futures or securities, or
      o  write covered calls on securities, municipal bond indices, interest rate futures or municipal bond index futures. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      o buy interest rate futures or municipal bond index futures, or o buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below. The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

|_| Futures. The Fund can buy and sell futures contracts relating to interest rates (these are called "interest rate futures") and municipal bond indices
(these are referred to as "municipal bond index futures"). As a fundamental policy, these are the only futures contracts the Fund can buy and sell.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund can elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).
The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates
(measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three (3) years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to
U.S. Treasury Bonds might have been greater than anticipated).

|_| Put and Call Options. The Fund can buy and sell certain kinds of put options
(puts) and call options (calls). These strategies are described below.

|_|   Writing Covered Call Options.  The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)      Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)      Each call the Fund writes must be "covered" while it is outstanding.
         That means the Fund must own the investment on which the call was written.
(4)      The Fund may write calls on futures contracts whether or not it owns them.

      When the Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the
Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will settle the transaction by paying an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange
Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

|_| Writing Uncovered Call Options on Futures Contracts. The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the
Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will identify additional liquid assets on its books if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short"
futures position.

|_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.
The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment. Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration
(whether or not at a profit).

|_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market)
prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market might decline. If the Fund then concludes not to invest in such securities because of concerns that there might be further market decline or for other reasons, the
Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

|_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than
25% of its total assets. Also, the Fund will identify liquid assets on its books
(such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by
it. Credit risk arises from the possibility that the counterparty will default.
If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.
The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as
"aggregation."

|_| Regulatory Aspects of Hedging Instruments. The Commodity futures Trading commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operation under the Commodity
 Exchange Act ("CEA"), and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or this Statement of Additional Information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

|X|   Temporary Defensive Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o     corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
o     commercial paper rated "A-1" by S&P, or having a comparable rating by another nationally-recognized rating agency; and
o     certificates of deposit of domestic banks with assets of $1 billion or more.

|X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

|X| Taxable Investments. While the Fund can invest up to 20% of its net assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders.
Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities the Fund would buy for temporary defensive purposes.

Investment Restrictions

|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      o  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|_|   Does  the  Fund  Have  Additional   Fundamental  Policies?  The following
investment restrictions are fundamental policies of the Fund:

o The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of
Additional Information.

o The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10%
of that issuer's voting securities.

o The Fund cannot invest 25% or more of its total assets in any industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to
New York municipal securities.

o The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

o The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Additionally, as a non-fundamental investment policy, the Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified" as defined in the
Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.
Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments, the
Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1984.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and Class
C. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the Investment Company Act or other applicable law.
Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee, and a Proxy Committee. The Audit Committee is
comprised solely of Independent Trustees. The members of the Audit Committee are
Edward Regan (Chairman), Kenneth Randall and Russell Reynolds. The Audit
Committee held 6 meetings during the Fund's fiscal year ended September 30,
2003. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths. The Regulatory & Oversight
Committee held 7 meetings during the Fund's fiscal year ended September 30,
2003. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting Chairman),
Phillip Griffiths and Kenneth Randall. The Governance Committee held 2 meetings during the Fund's fiscal year ended September 30, 2003. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of
Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the
Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy. The Proxy Committee held 2 meetings during the Fund's fiscal year ended September 30, 2003. The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  "Independent  Trustee.  Mr. Murphy is an  "Interested  Trustee,"
because  he is  affiliated  with the  Manager by virtue of his  positions  as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds
(referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer Global Opportunities Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Gold & Special Minerals Fund
Oppenheimer California Municipal Fund      Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer International Growth Fund
Oppenheimer Capital Preservation Fund      Oppenheimer International Small Company Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multiple Strategies Fund
Oppenheimer Emerging Growth Fund           Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Technologies Fund     Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr. Galli is also a director or trustee of 10 other portfolios in the OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.

      Messrs. Murphy, Molleur, Vottiero, Wixted, Zack and Fielding, and Mses.
Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund. As of October 22, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than
1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent
Trustee, and his or her family members, do not own securities of either the
Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

|X| Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported that he has a controlling interest in The Directorship Group, Inc.
("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $247,500 from January 1, 2001 through
December 31, 2002. Mr. Reynolds estimates that The Directorship Search Group will not provide consulting services to Massachusetts Mutual Life Insurance
Company during the calendar year 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship
Search Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds'
status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,             Principal Occupation(s) During Past 5        Dollar     Aggregate
                                                                          Dollar
                                                                          Range of
                                                                          Shares
                                                                          Beneficially
                                                                          Owned in
                                                                          any of
                                                               Range of   the
Position(s) Held  Years;                                       Shares     Oppenheimer
with Fund,        Other Trusteeships/Directorships Held by     BeneficiallFunds
Length of         Trustee; Number of Portfolios in Fund        Owned in   Overseen
Service, Age      Complex Currently Overseen by Trustee        the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.        Of Counsel (since 1993),  Hogan & Hartson (a    $0      $50,001-
Yuetter,          law     firm).     Other      directorships:           $100,000
Chairman of the   Weyerhaeuser    Corp.   (since   1999)   and
Board of          Danielson   Holding   Corp.   (since  2002);
Trustees since    formerly a  director  of  Caterpillar,  Inc.
2003;             (1993-December     2002).     Oversees    25
Trustee since     portfolios in the OppenheimerFunds complex.
1991
Age:  72
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,  A trustee or director of other Oppenheimer      $0        Over
Trustee since     funds. Formerly Trustee (May 2000-2002) of             $100,000
1993              Research Foundation of AIMR (investment
Age: 70           research, non-profit) and Vice Chairman
                  (October 1995-December 1997) of the
                  Manager. Oversees 35 portfolios in the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.        A director (since 1991) of the Institute        $0        Over
Griffiths,        for Advanced Study, Princeton, N.J., a                  $100,000
Trustee since     director (since 2001) of GSI Lumonics, a
1999              trustee (since 1983) of Woodward Academy, a
Age: 65           Senior Advisor (since 2001) of The Andrew
                  W. Mellon Foundation. A member of: the National Academy of
                  Sciences (since 1979), American Academy of Arts and Sciences
                  (since 1995), American Philosophical Society (since 1996) and
                  Council on Foreign
                  Relations (since 2002). Formerly a director
                  of Bankers Trust New York Corporation
                  (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,   Director (since 2002) Columbia Equity           $0         $0
Trustee since     Financial Corp. (privately-held financial
2002              adviser); Managing Director (since 2002)
Age: 51           Carmona Motley, Inc. (privately-held
                  financial adviser); Formerly he held the
                  following positions: Managing Director
                  (January 1998-December 2001), Carmona
                  Motley Hoffman Inc. (privately-held
                  financial adviser); Managing Director
                  (January 1992-December 1997), Carmona
                  Motley & Co. (privately-held financial
                  adviser). Oversees 25 portfolios in the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.        A director of Dominion Resources, Inc.          $0        Over
Randall, Trustee  (electric utility holding company) and                  $100,000
since 1980        Prime Retail, Inc. (real estate investment
Age: 76           trust); formerly a director of Dominion
                  Energy, Inc. (electric power and oil & gas
                  producer), President and Chief Executive
                  Officer of The Conference Board, Inc.
                  (international economic and business
                  research) and a director of Lumbermens
                  Mutual Casualty Company, American Motorists
                  Insurance Company and American
                  Manufacturers Mutual Insurance Company.
                  Oversees 25 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,  President, Baruch College, CUNY; a director     $0     $50,001-
Trustee since     of RBAsset (real estate manager); a                   $100,000
1993              director of OffitBank; formerly Trustee,
Age: 73           Financial Accounting Foundation (FASB and
                  GASB), Senior Fellow of Jerome Levy Economics Institute, Bard
                  College, Chairman of Municipal Assistance Corporation for the
                  City of New York, New York State Comptroller and Trustee of
                  New York State and Local Retirement Fund. Oversees 25
                  investment companies in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.        Chairman (since 1993) of The Directorship       $0     $10,001-
Reynolds, Jr.,    Search Group, Inc. (corporate governance               $50,000
Trustee since     consulting and executive recruiting); a
1989              life trustee of International House
Age: 71           (non-profit educational organization), and
                  a trustee (since 1996) of the Greenwich
                  Historical Society. Oversees 25 portfolios
                  in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald W. Spiro,  Chairman Emeritus (since January 1991) of       $0        Over
Vice Chairman of  the Manager. Formerly a director (January                $100,000
the Board of      1969-August 1999) of the Manager. Oversees
Trustees,         25 portfolios in the OppenheimerFunds
Trustee since     complex.
1985
Age: 77
-------------------------------------------------------------------------------------

     The address of Mr. Murphy in the chart below is Two World Financial Center,
225 Liberty  Street,  New York,  NY 10080.  Mr.  Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,             Principal   Occupation(s)   During  Past  5 Dollar     Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                                                              Range of   any of the
Position(s) Held  Years;                                      Shares     Oppenheimer
with Fund,        Other  Trusteeships/Directorships  Held  by BeneficiallFunds
Length of         Trustee;   Number  of  Portfolios  in  Fund Owned in   Overseen by
Service, Age      Complex Currently Overseen by Trustee       the Fund   Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,   Chairman,   Chief  Executive   Officer  and
President and     director  (since  June 2001) and  President     $0        Over
Trustee           (since  September  2000)  of  the  Manager;             $100,000
since 2001        President  and a  director  or  trustee  of
Age: 53           other  Oppenheimer  funds;  President and a
                  director (since July 2001) of Oppenheimer Acquisition Corp.
                  (the Manager's parent holding company) and of Oppenheimer
                  Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                  OppenheimerFunds Distributor, Inc. (a subsidiary of the
                  Manager); Chairman and a director (since July 2001) of
                  Shareholder Services, Inc. and of Shareholder Financial
                  Services, Inc. (transfer agent subsidiaries of the Manager);
                  President and a director (since July 2001) of OppenheimerFunds
                  Legacy Program (a charitable trust program established by the
                  Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc. and
                  Centennial Asset Management Corporation (since November 2001),
                  HarbourView Asset Management Corporation and OFI Private
                  Investments, Inc. (since July 2001); President (since November
                  1, 2001) and a director (since July 2001) of Oppenheimer Real
                  Asset Management, Inc.; a director (since November 2001) of
                  Trinity Investment Management Corp. and Tremont Advisers, Inc.
                  (investment advisory affiliates of the Manager); Executive
                  Vice President (since February 1997) of Massachusetts Mutual
                  Life Insurance Company (the Manager's parent company); a
                  director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson &
                  Company, Inc.); formerly, Chief Operating Officer (September
                  2000-June 2001) of the Manager; President and trustee
                  (November 1999-November 2001) of MML Series Investment Fund
                  and MassMutual Institutional Funds (open-end investment
                  companies); a director (September 1999-August 2000) of C.M.
                  Life Insurance Company; President, Chief Executive Officer and
                  director (September 1999-August 2000) of MML Bay State Life
                  Insurance Company; a director (June 1989-June 1998) of Emerald
                  Isle Bancorp and Hibernia Savings Bank (a wholly-owned
                  subsidiary of Emerald Isle Bancorp). Oversees 66 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

     The  address of the  Officers  in the chart  below is as  follows:  Messrs.
Fielding, Molleur and Zack and Ms. Feld, Two World Financial Center, 225 Liberty
Street, New York, NY 10080.  Messrs.  Vottiero and Wixted and Mses. Bechtolt and
Ives, 6803 S. Tucson Way, Englewood,  CO 80112-3924.  Each Officer serves for an annual term or until his or her resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name, Address, Age,     Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund and Length of
Service
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice President (since January 1996) of the Manager;
Vice President and      Chairman of the Rochester Division of the Manager (since
Portfolio Manager       January 1996); an officer of 9 portfolios in the
since 2002              OppenheimerFunds complex.
Age:  53
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer, Principal    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial and           Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting Officer      Oppenheimer Real Asset Management  Corporation,  Shareholder
since April 1999        Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 44                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (since May 2000) and OFI Institutional Asset
                        Management, Inc. (since November 2000) (offshore fund
                        management subsidiaries of the Manager); Treasurer and
                        Chief Financial Officer (since May 2000) of Oppenheimer
                        Trust Company (a trust company subsidiary of the
                        Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. and OppenheimerFunds
                        Legacy Program (since April 2000); formerly Principal
                        and Chief Operating Officer (March 1995-March 1999),
                        Bankers Trust Company-Mutual Fund Services Division. An
                        officer of 82 portfolios in the OppenheimerFunds
                        complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 82
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002 Age: 40      Manager (July  1999-March  2002) prior to which he was Chief
                        Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 82 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial Asset Management Corporation; Vice President
                        (since 1997) of Oppenheimer Real Asset Management, Inc.;
                        formerly Vice President and Associate Counsel of the
                        Manager (June 1990-July 1999). An officer of 73
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President  (since June 1998) and Senior Counsel (since
Assistant Secretary     October 2003) of the Manager;  Vice  President  (since 1999)
since 2001              of  OppenheimerFunds  Distributor,  Inc.; Vice President and
Age: 44                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  an  Assistant  Counsel  (August
                        1994-October  2003)  and  Assistant  Vice  President  of the
                        Manager   (August   1997-June   1998).   An  officer  of  82
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 36                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

|X| Remuneration of Trustees. The officers of the Fund and one of the Trustees of the Fund (Mr. Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended September 30, 2003. The compensation from all of the Board I Funds
(including the Fund) represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the Board of those Funds during the calendar year ended December 31, 2002.

-------------------------------------------------------------------------------------
Trustee Name and       Aggregate    Retirement      Estimated           Total
                                                                  Compensation From
                                                      Annual       All Oppenheimer
                                     Benefits       Retirement     Funds For Which
Other Fund            Compensation  Accrued as    Benefits to be  Individual Serves
Position(s) (as        from Fund   Part of Fund     Paid Upon             As
applicable)               (1)        Expenses     Retirement (2)   Trustee/Director
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K. Yeutter
Chairman of the Board  $2,692 (3)       $44          $36,372           $71,792
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli
Regulatory &
Oversight Committee
Chairman                 $2,373         $67        $55,678 (4)       $198,386 (5)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip Griffiths
Regulatory &
Oversight Committee
Member and
Governance Committee
Member                 $1,362 (6)       $16          $10,256           $60,861
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Leon Levy (7)            $1,846         $0           $133,352          $173,700
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Lipstein (7)    $2,394         $22          $115,270          $150,152
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley
Governance Committee
Acting Chairman and
Regulatory &
Oversight Committee
Member                 $1,210 (8)       $0              $0             $14,453
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B.             $2,248         $82          $57,086           $105,760
Moynihan (7)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee
Member and
Governance Committee
Member                   $2,062         $17          $74,471           $97,012
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan
Audit Committee
Chairman and Proxy
Committee Chairman       $2,040         $43          $46,313           $95,960
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S. Reynolds,
Jr.
Proxy Committee
Member and Audit
Committee Member         $1,526         $48          $48,991           $71,792
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald Spiro             $1,362         $20         $9,396 (9)         $64,080
-------------------------------------------------------------------------------------
(1) Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Trustee.
(2) Estimated Annual Retirement Benefits to be Paid Upon Retirement
   is based on a straight life payment plan election with the assumption that a
   Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under
   "Retirement Plan for Trustees."
(3) Includes $673 deferred by Mr. Yeutter under the Deferred Compensation Plan described below.
(4) Includes $24,989 estimated to be paid to Mr. Galli for serving as a trustee or director of 10 other Oppenheimer funds that are not Board I
  Funds.
(5) Includes $92,626 paid to Mr. Galli for serving as a trustee or director of
    10 other Oppenheimer funds that are not Board I Funds.
(6) Includes $1,362 deferred by Mr. Griffiths under the Deferred Compensation
    Plan described below.
(7) Messrs. Levy and Lipstein and Ms. Moynihan retired as Trustees from the
    Board I Funds effective January 1, 2003, March 31, 2003 and July 31, 2003, respectively.
(8) Includes $121 deferred by Mr. Motley under Deferred Compensation Plan described below.
(9) The amount for Mr. Spiro is based on the assumption that he will retire at age 82 when he becomes eligible to receive retirement plan benefits (after
    7 years of service).

|X| Retirement Plan for Trustee. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

|X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and
Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X| Major Shareholders. As of October 22, 2003, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the
Fund's outstanding Class A, Class B or Class C shares were:

        MLPF&S For the sole benefit of its customers, Attn: Fund Admn/#97A90,
4800 Deer Lake Dr E, Fl 3, Jacksonville, FL 32246-6484, which owned 203,820.781
Class B shares (7.69% of the Class B shares then outstanding).

      Citigroup Global Mkts Inc, 109801250, Attn: Cindy Tempesta, 7th Fl, 333
West 34th Street, New York, NY 10001-2483, which owned 229,674.048 Class B shares (8.67% of the Class B shares then outstanding).

        MLPF&S For the sole benefit of its customers, Attn: Fund Admn/#97HF4,
4800 Deer Lake Dr E, Fl 3, Jacksonville, FL 32246-6484, which owned 104,058.884
Class C shares (9.69% of the Class C shares then outstanding).

      Citigroup Global Mkts Inc, 109801250, Attn: Cindy Tempesta, 7th Fl, 333
West 34th Street, New York, NY 10001-2483, which owned 112,644.048 Class C shares (10.49% of the Class C shares then outstanding).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities
("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting
Guidelines and to maintain records of such portfolio proxy voting. The Proxy
Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o        The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o        In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The
      Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at WWW.SEC.GOV.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to
Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

----------------------------------------------------------------------------
 Fiscal Year Ended 9/30     Management Fee Paid to OppenheimerFunds, Inc.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          2001                               $3,114,056
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          2002                               $3,095,247
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          2003                               $3,109,306
----------------------------------------------------------------------------
1  Effective September 1, 2003, the Manager has voluntarily agreed to waive a portion of its management fee of annual rate equal to 0.10% of each class's average daily net assets. The management fee waiver was
   $45,159.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name
"Oppenheimer" as part of its name.

         |X| Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The Investment
Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered:
o The nature, cost, and quality of the services provided to the Fund and its shareholders;
o The profitability of the Fund to the Manager;
o The investment performance of the Fund in comparison to regular market indices;
o Economies of scale that may be available to the Fund from the
Manager;
o Fees paid by other mutual funds for similar services;
o The value and quality of any other benefits or services received by the Fund from its relationship with the Manager; and
o The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the
  Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
  Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the
Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated"
brokers, as that term is defined in the Investment Company Act) that, in the
Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.
The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the
Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

------------------------------------------------------------------------------
 Fiscal Year Ended 9/30:     Total Brokerage Commissions Paid by the Fund1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2001                                $3,114,056
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2002                                 $68,096
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2003                                    $0
------------------------------------------------------------------------------
1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2. In the fiscal year ended 9/30/03, there were no transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the three most recent fiscal years are shown in the tables below.

 ------------------------------------------------------------------------------
 Fiscal   Aggregate     Class A       Concessions   Concessions  Concessions
          Front-End     Front-End
          Sales         Sales         on Class A    on Class B   on Class C
 Year     Charges on    Charges       Shares        Shares       Shares
 Ended    Class A       Retained by   Advanced by   Advanced by  Advanced by
 9/30:    Shares        Distributor2  Distributor1  Distributor1 Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2001     $486,206      $102,243       $23,462      $320,311      $27,439
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002     $518,402      $112,880       $2,026       $281,132      $26,138
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003     $449,336      $206,771      $573,956      $297,722      $45,734
 ------------------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of
   Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

 ------------------------------------------------------------------------------
     Fiscal Year      Class A Contingent  Class B Contingent      Class C
                                                                Contingent
                                            Deferred Sales    Deferred Sales
                        Deferred Sales     Charges Retained  Charges Retained
                     Charges Retained by          by                by
     Ended 9/30:         Distributor         Distributor        Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
        2001                 $311              $88,638            $1,674
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
        2002                  $0               $109,114           $1,825
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
        2003               $11,400             $115,811           $7,800
 ------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under
Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the
Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment
Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees

|X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended September 30, 2003 payments under the Class A
Plan totaled $1,218,583, of which $899,488 was retained by the Distributor under the arrangement described above, and included $21,109 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the
Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after
Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. In cases where the Distributor is the broker of record for Class B and Class C shares, i.e. shareholders without the services of a broker directly invest in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B and Class C shares.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B and Class C shares,
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 -------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor for the Fiscal Year Ended 9/30/03
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:            Total     Amount Retained   Distributor's    Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed    Expenses as %
                 Payments                      Expenses Under   of Net Assets
                Under Plan    by Distributor        Plan           of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B Plan    $360,217        $350,387        $1,561,276         4.75%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C Plan    $118,449        $30,638          $220,009          1.68%
 -------------------------------------------------------------------------------
   1 Includes $11,434 paid to an affiliate of the Distributor's parent company.
   2 Includes $54,700 paid to an affiliate of the Distributor's parent company.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value" and
"total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the one-, five- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o        Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund's shares, and its yields and total returns are not
         guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The "standardized yield" (sometimes referred to just as
"yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)6 -1]
                       ---
                     [(cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c    = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d    = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

   Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

oTax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.
 It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion
(if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income
(the net amount subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 9/30/03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of   Standardized   Dividend Yield    Tax-Equivalent     Tax-Equivalent
                                            Yield (39.45%      Yield (41.82%
                                               Combined      Combined Federal,
Shares                                     Federal/New York   State & City Tax
               Yield                         Tax Bracket)         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without After   Without After   Without  After
                                                             Without
                                                             Sales    After
          Sales   Sales   Sales   Sales   Sales    Sales      Charge  Sales
          Charge  Charge  Charge  Charge   Charge   Charge             Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A    5.92%   5.64%   5.62%   5.35%   9.77%     9.31%    10.17%    9.69%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    5.14%    N/A    4.91%    N/A    8.49%      N/A     8.84%      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C    5.14%    N/A    4.91%    N/A    8.48%      N/A     8.83%      N/A
--------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns"
to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

      ERV      - 1  Average Annual Total
            l/n     Return
      ------
       P

o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemptions)
  P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           Cumulative Total             Average Annual Total Returns

Class of
Shares         Returns
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  1-Year          5-Years          10-Years
                                                                  (or life of
                                                                    class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After     Without  After   Without  After    Without After    Without
          Sales     Sales    Sales   Sales    Sales    Sales   Sales    Sales
           Charge    Charge  Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A    50.79%1  58.30%1  -2.77%   2.07%    2.98%    3.99%   4.19%    4.70%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B    51.32%2  51.32%2  -3.47%   1.36%    2.87%    3.20%   4.23%    4.23%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C    45.21%3  45.21%3   0.39%   1.35%    3.21%    3.21%   4.72%1   4.72%1
---------------------------------------------------------------------------------
1. Inception of Class A: 8/16/94. 2. Inception of Class B: 3/1/93. 3. Inception
of Class C: 8/29/95.

---------------------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares1 (After Taxes)
                         For the Periods Ended 9/30/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year           5-Years          10-Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions     -2.78%            2.98%             4.15%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on                    0.04%            3.28%             4.30%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------------
1. Inception of Class A shares: 8/16/84.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. Lipper also publishes "Lipper Leader" awards in various categories.

|X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among the
Municipal New York bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
      States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange
("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A and Class B shares you purchase for your individual accounts
(including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
o           Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o           Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer Main Street Fund
Oppenheimer Bond Fund Oppenheimer Main Street Opportunity Fund Oppenheimer
California Municipal Fund Oppenheimer Main Street Small Cap Fund Oppenheimer
Capital Appreciation Fund Oppenheimer MidCap Fund Oppenheimer Capital
Preservation Fund Oppenheimer Multiple Strategies Fund Oppenheimer Capital
Income Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Champion Income
Fund Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund II
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Emerging Growth Fund          Fund, Inc.
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Quest Value Fund, Inc.
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Asset Fund
Oppenheimer Global Fund                   Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Opportunities Fund     Municipals
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer Limited-Term Government Fund  Limited-Term New York Municipal Fund
And the following money market funds:     Rochester Fund Municipals

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters do not consider Class C shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow,"
below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the
Distributor will be adjusted to the rates applicable to actual total purchases.
If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)         Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)         Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset
Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other
Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or
Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

     Account Fees. As stated in the Prospectus,  a $12 annual fee is assessed on any  account  valued at less than  $500.  This fee will not be  assessed  on the following accounts:

o     Accounts that have balances below $500 due to the automatic conversion of shares from
      Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities Clearing
         Corporation; and
o        Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the
Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the
Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no
"asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)        for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)        authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)        specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)        understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)        acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or Class
C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally
5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class
C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals
(except where the contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer
Agent. The Fund may also give directions to the Transfer Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use Class A shares held under the plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.
Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.        Centennial New York Tax Exempt
                                      Trust
      Centennial California Tax Exempt     Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust          Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer Pennsylvania Municipal
                                      Fund
      Oppenheimer AMT-Free New York          Oppenheimer Rochester National
      Municipals                             Municipals
      Oppenheimer California Municipal Fund  Oppenheimer Senior Floating Rate
                                      Fund
      Oppenheimer Limited Term Municipal Limited Term New York Municipal Fund
      Fund Oppenheimer New Jersey Municipal Fund Rochester Fund Municipals The
      following funds do not offer Class Y shares:
      Oppenheimer AMT-Free Municipals Oppenheimer Limited Term Municipal Fund
      Oppenheimer AMT-Free New York Oppenheimer Multiple Strategies Fund
      Municipals Oppenheimer California Municipal Fund Oppenheimer New Jersey
      Municipal Fund Oppenheimer Capital Income Fund Oppenheimer Pennsylvania
      Municipal Fund Oppenheimer Cash Reserves Oppenheimer Principal Protected
      Main
                                             Street Fund
      Oppenheimer Champion Income Fund       Oppenheimer Principal Protected Main
                                             Street Fund II
      Oppenheimer Convertible Securities     Oppenheimer Quest Capital Value Fund,
      Fund                                   Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Quest International Value
      Fund                                   Fund, Inc.
      Oppenheimer Developing Markets Fund    Oppenheimer Rochester National
                                   Municipals
      Oppenheimer Gold & Special Minerals Oppenheimer Senior Floating Rate Fund
      Fund Oppenheimer International Bond Fund Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund Oppenheimer Total Return Bond Fund
      Oppenheimer International Small Limited Term New York Municipal Fund
      Company Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
      Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

     o  Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption proceeds of shares of other mutual funds (other than funds managed by the  Manager  or its  subsidiaries)  redeemed  within  the 30 days prior to that purchase may  subsequently  be exchanged for shares of other  Oppenheimer  funds without being subject to an initial  sales charge or contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer must notify the  Distributor of  eligibility  for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested,  they must supply proof of entitlement to this privilege.

o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal
Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's distributions is briefly highlighted in the
Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The
Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X| Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends"
to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue
Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities loans;
(3) income or gains from options or futures,
(4) any net short-term capital gain; and
(5) any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and
New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends
(not including "exempt-interest dividends"), capital gains distributions
(including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG llp are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.
They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer AMT-Free New York Municipals:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer AMT-Free New York Municipals, formerly Oppenheimer New York
 Municipal Fund, including the statement of investments, as of September 30,
 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer AMT-Free New York Municipals as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 /s/ KPMG LLP
 ------------
 KPMG LLP

 Denver, Colorado
 October 21, 2003

30  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  September 30, 2003

Principal                                                                                                  Market Value
   Amount                                                                 Coupon            Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--102.4%
-------------------------------------------------------------------------------------------------------------------------
 New York--94.9%

$14,500,000    Albany IDA (Charitable Leadership)                         5.750%          07/01/2026       $ 14,665,735
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Albany IDA (Charitable Leadership)                          6.000          07/01/2019          1,053,850
-------------------------------------------------------------------------------------------------------------------------
  1,140,000    Albany IDA (Sage Colleges)                                  5.250          04/01/2019          1,154,444
-------------------------------------------------------------------------------------------------------------------------
    500,000    Albany IDA (Sage Colleges)                                  5.300          04/01/2029            490,610
-------------------------------------------------------------------------------------------------------------------------
     30,000    Albany Parking Authority                                    5.625          07/15/2025             30,856
-------------------------------------------------------------------------------------------------------------------------
     30,000    Allegany County IDA (Houghton College)                      5.250          01/15/2024             30,005
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Amherst IDA (Daemen College)                                6.000          10/01/2021          1,035,350
-------------------------------------------------------------------------------------------------------------------------
    170,000    Bayshore HDC                                                7.500          02/01/2023            176,358
-------------------------------------------------------------------------------------------------------------------------
  5,895,000    Brookhaven IDA (Alternatives for Children)                  7.550          02/01/2033          6,018,264
-------------------------------------------------------------------------------------------------------------------------
  9,235,000    Brookhaven IDA (Dowling College)                            6.750          11/01/2032          9,170,263
-------------------------------------------------------------------------------------------------------------------------
    750,000    Buffalo Municipal Water Finance Authority, Series B         5.000          07/01/2027            762,442
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Dutchess County IDA (Marist College)                        5.000          07/01/2022          1,007,220
-------------------------------------------------------------------------------------------------------------------------
     30,000    East Rochester Hsg. Authority (St. John's Meadows)          5.750          08/01/2037             33,310
-------------------------------------------------------------------------------------------------------------------------
  1,095,000    Erie County IDA (DePaul Properties)                         5.750          09/01/2028            870,120
-------------------------------------------------------------------------------------------------------------------------
    200,000    Erie County IDA (DePaul Properties)                         6.500          09/01/2018            186,016
-------------------------------------------------------------------------------------------------------------------------
  5,600,000    Erie County IDA (Medaille College)                          7.625          04/01/2035          5,616,016
-------------------------------------------------------------------------------------------------------------------------
  9,050,000    Erie County IDA (The Episcopal Church Home)                 5.875          02/01/2018          9,226,294
-------------------------------------------------------------------------------------------------------------------------
  9,875,000    Erie County IDA (The Episcopal Church Home)                 6.000          02/01/2028          9,980,169
-------------------------------------------------------------------------------------------------------------------------
    100,000    Erie County Tobacco Asset Securitization Corp.              5.750          07/15/2015             97,413
-------------------------------------------------------------------------------------------------------------------------
    125,000    Erie County Tobacco Asset Securitization Corp.              6.125          07/15/2030            118,542
-------------------------------------------------------------------------------------------------------------------------
  4,685,000    Erie County Tobacco Asset Securitization Corp.              6.250          07/15/2040          4,499,287
-------------------------------------------------------------------------------------------------------------------------
  5,500,000    Erie County Tobacco Asset Securitization Corp.              6.500          07/15/2032          5,474,480
-------------------------------------------------------------------------------------------------------------------------
  3,750,000    Geneva IDA (Hobart & William Smith Colleges)                5.375          02/01/2033          3,894,712
-------------------------------------------------------------------------------------------------------------------------
  5,500,000    Hempstead IDA (Working Organization
               for Retarded Children)                                      6.900          08/01/2033          5,468,320
-------------------------------------------------------------------------------------------------------------------------
  1,790,000    Herkimer County IDA (Herkimer County
               College Foundation)                                         6.250          08/01/2034          1,856,767
-------------------------------------------------------------------------------------------------------------------------
  5,750,000    L.I. Power Authority RITES i                               15.966 r        09/01/2033          6,081,545
-------------------------------------------------------------------------------------------------------------------------
  4,395,000    L.I. Power Authority, Series A                              5.125          09/01/2029          4,423,216
-------------------------------------------------------------------------------------------------------------------------
     10,000    L.I. Power Authority, Series A                              5.250          12/01/2026             10,252
-------------------------------------------------------------------------------------------------------------------------
     25,000    L.I. Power Authority, Series A                              5.300          12/01/2019             27,508
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Monroe County IDA (Cloverwood Senior Living)                6.875          05/01/2033            983,530
-------------------------------------------------------------------------------------------------------------------------
    525,000    Monroe County IDA (Collegiate Hsg. Foundation--RIT)         5.375          04/01/2029            514,295
-------------------------------------------------------------------------------------------------------------------------
  1,800,000    Monroe County IDA (Depaul Community Facilities)             5.875          02/01/2028          1,585,638
-------------------------------------------------------------------------------------------------------------------------
     40,000    Monroe County IDA (Rochester Institute of Technology)       5.250          04/01/2019             40,061
-------------------------------------------------------------------------------------------------------------------------
  4,000,000    Monroe Newpower Corp.                                       5.500          01/01/2034          4,061,720
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Monroe Newpower Corp.                                       5.625          01/01/2026          1,023,360
-------------------------------------------------------------------------------------------------------------------------
 18,000,000    MTA Service Contract, Series A                              5.125          01/01/2029         18,303,300
-------------------------------------------------------------------------------------------------------------------------
    665,000    Nassau County IDA (ALIA--ACDS)                              6.125          09/01/2018            672,594
-------------------------------------------------------------------------------------------------------------------------
  2,170,000    Nassau County IDA (ALIA--AP)                                7.000          09/01/2028          2,184,821
-------------------------------------------------------------------------------------------------------------------------
    935,000    Nassau County IDA (ALIA--CMA)                               6.125          09/01/2018            945,678
-------------------------------------------------------------------------------------------------------------------------
  1,035,000    Nassau County IDA (ALIA--CSMR)                              6.125          09/01/2018          1,046,820
-------------------------------------------------------------------------------------------------------------------------
    700,000    Nassau County IDA (ALIA--EFLI)                              6.125          09/01/2018            707,994
-------------------------------------------------------------------------------------------------------------------------
    530,000    Nassau County IDA (ALIA--HAII)                              6.125          09/01/2018            536,053

10  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal                                                                                                  Market Value
   Amount                                                                 Coupon            Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------
New York Continued

$   620,000    Nassau County IDA (ALIA - NCMRS)                            6.125%         09/01/2018       $    627,080
-------------------------------------------------------------------------------------------------------------------------
  2,775,000    Nassau County IDA (Hispanic Counseling Center)              7.625          06/01/2033          2,766,786
-------------------------------------------------------------------------------------------------------------------------
  7,000,000    Nassau County Tobacco Settlement Corp.                      6.500          07/15/2027          7,023,870
-------------------------------------------------------------------------------------------------------------------------
    210,000    New Rochelle Municipal Hsg. Authority, Series A             5.550          12/01/2014            202,419
-------------------------------------------------------------------------------------------------------------------------
  2,250,000    New Rochelle Municipal Hsg. Authority, Series B u           6.500          12/01/2014          2,168,572
-------------------------------------------------------------------------------------------------------------------------
     40,000    Newport Highlands HDC                                       6.100          08/01/2024             41,283
-------------------------------------------------------------------------------------------------------------------------
  2,500,000    Niagara County IDA (American Ref-Fuel Company)              5.550          11/15/2024          2,623,900
-------------------------------------------------------------------------------------------------------------------------
    100,000    Niagara County Tobacco Asset Securitization Corp.           5.500          05/15/2019             94,677
-------------------------------------------------------------------------------------------------------------------------
    500,000    Niagara County Tobacco Asset Securitization Corp.           6.250          05/15/2034            481,190
-------------------------------------------------------------------------------------------------------------------------
    160,000    Niagara County Tobacco Asset Securitization Corp.           6.250          05/15/2040            153,669
-------------------------------------------------------------------------------------------------------------------------
  7,645,000    Niagara Falls City School District COP                      5.375          06/15/2028          7,993,383
-------------------------------------------------------------------------------------------------------------------------
  3,245,000    NY Counties Tobacco Trust I (TASC)                          6.500          06/01/2035          3,229,521
-------------------------------------------------------------------------------------------------------------------------
 13,315,000    NY Counties Tobacco Trust II (TASC)                         5.625          06/01/2035         11,701,488
-------------------------------------------------------------------------------------------------------------------------
    250,000    NY Counties Tobacco Trust II (TASC)                         5.750          06/01/2014            242,520
-------------------------------------------------------------------------------------------------------------------------
     35,000    NYC GO                                                      5.000          08/01/2022             35,386
-------------------------------------------------------------------------------------------------------------------------
  2,305,000    NYC GO                                                      5.250          03/15/2032          2,640,009
-------------------------------------------------------------------------------------------------------------------------
  1,270,000    NYC GO                                                      5.250          03/15/2032          1,284,224
-------------------------------------------------------------------------------------------------------------------------
  2,500,000    NYC GO                                                      5.375          12/01/2026          2,561,225
-------------------------------------------------------------------------------------------------------------------------
  1,300,000    NYC GO                                                      5.500          06/01/2022          1,369,134
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    NYC GO                                                      5.875          08/01/2019          1,091,270
-------------------------------------------------------------------------------------------------------------------------
      5,000    NYC GO                                                      6.000          08/01/2011              5,092
-------------------------------------------------------------------------------------------------------------------------
  7,935,000    NYC GO                                                      6.125          08/01/2025          8,868,235
-------------------------------------------------------------------------------------------------------------------------
      5,000    NYC GO                                                      7.500          02/01/2019              5,061
-------------------------------------------------------------------------------------------------------------------------
  5,000,000    NYC GO RIBS                                                10.896 r        08/01/2013          5,287,800
-------------------------------------------------------------------------------------------------------------------------
  1,624,356    NYC HDC (Keith Plaza)                                       6.500          02/15/2018          1,708,384
-------------------------------------------------------------------------------------------------------------------------
  2,467,413    NYC HDC (Seaview Towers)                                    6.500          01/15/2018          2,595,052
-------------------------------------------------------------------------------------------------------------------------
    100,000    NYC Health & Hospital Corp.                                 5.375          02/15/2026            102,088
-------------------------------------------------------------------------------------------------------------------------
  1,920,000    NYC Health & Hospital Corp.                                 5.450          02/15/2026          1,969,824
-------------------------------------------------------------------------------------------------------------------------
  1,475,000    NYC IDA (American Council of Learned Societies)             5.250          07/01/2027          1,506,329
-------------------------------------------------------------------------------------------------------------------------
  6,000,000    NYC IDA (Calhoun School)                                    6.625          12/01/2034          5,995,320
-------------------------------------------------------------------------------------------------------------------------
  3,965,000    NYC IDA (Community Resource Developmentally Disabled)       7.500          08/01/2026          4,031,295
-------------------------------------------------------------------------------------------------------------------------
    520,000    NYC IDA (Crowne Plaza-LaGuardia) u                          6.000          11/01/2028            295,417
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    NYC IDA (Eger Harbor House)                                 5.875          05/20/2044          1,094,480
-------------------------------------------------------------------------------------------------------------------------
 12,000,000    NYC IDA (Legal Aid Society)                                 8.600          11/01/2033         12,455,400
-------------------------------------------------------------------------------------------------------------------------
  3,700,000    NYC IDA (Lycee Francais De New York)                        5.375          06/01/2023          3,788,467
-------------------------------------------------------------------------------------------------------------------------
  4,000,000    NYC IDA (Lycee Francais De New York)                        6.800          06/01/2028          4,063,600
-------------------------------------------------------------------------------------------------------------------------
  2,100,000    NYC IDA (Polytechnic University)                            6.000          11/01/2020          1,885,884
-------------------------------------------------------------------------------------------------------------------------
  4,080,000    NYC IDA (Polytechnic University)                            6.125          11/01/2030          3,571,102
-------------------------------------------------------------------------------------------------------------------------
  1,380,000    NYC IDA (PSCH)                                              6.375          07/01/2033          1,424,822
-------------------------------------------------------------------------------------------------------------------------
  1,495,000    NYC IDA (Staten Island University Hospital)                 6.450          07/01/2032          1,594,358
-------------------------------------------------------------------------------------------------------------------------
  6,020,000    NYC IDA (The Child School)                                  7.550          06/01/2033          6,098,802
-------------------------------------------------------------------------------------------------------------------------
 15,785,000    NYC IDA (Touro College)                                     6.350          06/01/2029         14,013,292
-------------------------------------------------------------------------------------------------------------------------
  5,600,000    NYC IDA (Urban Resource Institute)                          7.375          11/01/2033          5,552,624
-------------------------------------------------------------------------------------------------------------------------
  5,600,000    NYC IDA (Vocational Instruction)                            7.750          02/01/2033          5,792,192
-------------------------------------------------------------------------------------------------------------------------
  4,245,000    NYC IDA (YMCA of Greater NY)                                5.250          08/01/2021          4,347,177

11  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

Principal                                                                                                  Market Value
   Amount                                                                 Coupon            Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 3,000,000    NYC Municipal Water Finance Authority                       5.000%         06/15/2032       $  3,027,480
-------------------------------------------------------------------------------------------------------------------------
     75,000    NYC Municipal Water Finance Authority                       5.125          06/15/2030             75,964
-------------------------------------------------------------------------------------------------------------------------
  6,000,000    NYC Municipal Water Finance Authority                       5.125          06/15/2033          6,117,780
-------------------------------------------------------------------------------------------------------------------------
     15,000    NYC Municipal Water Finance Authority                       5.250          06/15/2029             15,347
-------------------------------------------------------------------------------------------------------------------------
  8,000,000    NYC Municipal Water Finance Authority                       5.500          06/15/2033          8,546,800
-------------------------------------------------------------------------------------------------------------------------
     50,000    NYS DA (Dept. of Health)                                    5.500          07/01/2025             53,377
-------------------------------------------------------------------------------------------------------------------------
  5,750,000    NYS DA (Ithaca College)                                     5.250          07/01/2026          5,923,420
-------------------------------------------------------------------------------------------------------------------------
    230,000    NYS DA (Judicial Facilities Lease)                          7.375          07/01/2016            293,560
-------------------------------------------------------------------------------------------------------------------------
  1,500,000    NYS DA (Lenox Hill Hospital Obligated Group)                5.500          07/01/2030          1,531,725
-------------------------------------------------------------------------------------------------------------------------
     25,000    NYS DA (Mental Health)                                      5.375          02/15/2026             26,192
-------------------------------------------------------------------------------------------------------------------------
  9,750,000    NYS DA (MSH/NYU Hospital Center/HJDOI
               Obligated Group)                                            6.500          07/01/2025          9,896,738
-------------------------------------------------------------------------------------------------------------------------
 10,000,000    NYS DA (Mt. Sinai/NYU Health)                               6.000          07/01/2026         10,116,600
-------------------------------------------------------------------------------------------------------------------------
  9,330,000    NYS DA (Mt. Sinai/NYU Health)                               6.250          07/01/2022          9,474,522
-------------------------------------------------------------------------------------------------------------------------
  5,000,000    NYS DA (School District Financing)                          5.750          10/01/2030          5,520,800
-------------------------------------------------------------------------------------------------------------------------
  4,000,000    NYS DA (SS Joachim & Anne Residence)                        5.250          07/01/2027          4,044,440
-------------------------------------------------------------------------------------------------------------------------
     35,000    NYS DA (St. Joseph's Hospital Health Center)                5.250          07/01/2018             36,979
-------------------------------------------------------------------------------------------------------------------------
     80,000    NYS DA (St. Vincent's Hospital & Medical Center)            7.375          08/01/2011             80,394
-------------------------------------------------------------------------------------------------------------------------
 13,090,000    NYS DA (State University Educational Facilities)            5.250          05/15/2015         14,682,922
-------------------------------------------------------------------------------------------------------------------------
  2,510,000    NYS DA (State University Educational Facilities)            5.250          05/15/2021          2,745,287
-------------------------------------------------------------------------------------------------------------------------
  5,000,000    NYS DA (Upstate Community College)                          5.000          07/01/2028          5,071,800
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    NYS DA (Winthrop University Hospital)                       5.500          07/01/2023          1,035,400
-------------------------------------------------------------------------------------------------------------------------
     85,000    NYS EFC (NYS Water Services)                                6.600          09/15/2012             86,220
-------------------------------------------------------------------------------------------------------------------------
     20,000    NYS EFC (NYS Water Services)                                7.200          03/15/2011             20,097
-------------------------------------------------------------------------------------------------------------------------
  1,500,000    NYS ERDA (NIMO)                                             6.625          10/01/2013          1,567,350
-------------------------------------------------------------------------------------------------------------------------
  5,470,000    NYS HFA RITES i                                            10.898 r        11/01/2015          6,267,635
-------------------------------------------------------------------------------------------------------------------------
     25,000    NYS LGAC, Series C                                          5.000          04/01/2021             25,664
-------------------------------------------------------------------------------------------------------------------------
     45,000    NYS Medcare (Hospital & Nursing Home)                       5.400          08/15/2033             45,488
-------------------------------------------------------------------------------------------------------------------------
  2,800,000    NYS Medcare (Long Term Health Care)                         6.400          11/01/2014          2,839,564
-------------------------------------------------------------------------------------------------------------------------
     80,000    NYS Medcare (St. Luke's Hospital)                           5.625          08/15/2018             81,858
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    NYS UDC (Correctional Facilities)                           5.250          01/01/2021          1,028,910
-------------------------------------------------------------------------------------------------------------------------
  3,000,000    NYS UDC (Personal Income Tax)                               5.125          03/15/2027          3,061,830
-------------------------------------------------------------------------------------------------------------------------
  1,750,000    NYS UDC RITES i                                            16.034 r        03/15/2025          1,863,260
-------------------------------------------------------------------------------------------------------------------------
    100,000    Oneida County IDA (Mohawk Valley
               Handicapped Services)                                       5.300          03/15/2019            103,158
-------------------------------------------------------------------------------------------------------------------------
     55,000    Onondaga County IDA (Salina Free Library)                   5.500          12/01/2022             56,545
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Orange County IDA (Glen Arden)                              5.625          01/01/2018            882,220
-------------------------------------------------------------------------------------------------------------------------
    275,000    Orange County IDA (Glen Arden)                              5.700          01/01/2028            226,086
-------------------------------------------------------------------------------------------------------------------------
  1,500,000    Otsego County IDA (Hartwick College)                        5.900          07/01/2022          1,551,615
-------------------------------------------------------------------------------------------------------------------------
  8,880,000    Port Authority NY/NJ (Delta Air Lines)                      6.950          06/01/2008          8,929,994
-------------------------------------------------------------------------------------------------------------------------
  2,475,000    Rensselaer County Tobacco Asset Securitization Corp.        5.625          06/01/2035          2,175,080
-------------------------------------------------------------------------------------------------------------------------
  2,000,000    Rensselaer County Tobacco Asset Securitization Corp.        5.750          06/01/2043          1,765,600
-------------------------------------------------------------------------------------------------------------------------
  1,000,000    Rockland County Tobacco Asset Securitization Corp.          5.625          08/15/2035            878,600
-------------------------------------------------------------------------------------------------------------------------
  3,150,000    Rockland County Tobacco Asset Securitization Corp.          5.750          08/15/2043          2,780,442
-------------------------------------------------------------------------------------------------------------------------
  2,500,000    Saratoga County IDA (Saratoga Hospital)                     5.125          12/01/2033          2,537,450

12  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal                                                                                                  Market Value
   Amount                                                                 Coupon            Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------
New York Continued

$10,000,000    SONYMA, Series 29 RITES                                     9.300% r       10/01/2024       $ 10,163,200
-------------------------------------------------------------------------------------------------------------------------
    250,000    SONYMA, Series 83                                           5.550          10/01/2027            259,033
-------------------------------------------------------------------------------------------------------------------------
    150,000    Suffolk County IDA (Dowling College)                        6.625          06/01/2024            148,155
-------------------------------------------------------------------------------------------------------------------------
  1,500,000    Suffolk County IDA (Jefferson's Ferry)                      7.200          11/01/2019          1,571,835
-------------------------------------------------------------------------------------------------------------------------
    100,000    Syracuse IDA (Crouse Irving Companies)                      5.250          01/01/2017            102,263
-------------------------------------------------------------------------------------------------------------------------
     25,000    Triborough Bridge & Tunnel Authority                        5.000          01/01/2020             26,089
-------------------------------------------------------------------------------------------------------------------------
     15,000    Triborough Bridge & Tunnel Authority                        5.250          01/01/2028             16,657
-------------------------------------------------------------------------------------------------------------------------
  3,585,000    Triborough Bridge & Tunnel Authority RITES i               15.931 r        11/15/2032          3,725,532
-------------------------------------------------------------------------------------------------------------------------
  2,560,000    Triborough Bridge & Tunnel Authority RITES i               15.945 r        11/15/2027          2,697,984
-------------------------------------------------------------------------------------------------------------------------
 10,000,000    Triborough Bridge & Tunnel Authority RITES i               15.945 r        11/15/2032         10,392,000
-------------------------------------------------------------------------------------------------------------------------
  4,550,000    Triborough Bridge & Tunnel Authority RITES i               16.431 r        11/15/2029          4,948,216
-------------------------------------------------------------------------------------------------------------------------
  2,500,000    Triborough Bridge & Tunnel Authority RITES i               17.034 r        11/15/2023          3,059,500
-------------------------------------------------------------------------------------------------------------------------
    260,000    TSASC, Inc. (TFABs)                                         5.500          07/15/2013            247,900
-------------------------------------------------------------------------------------------------------------------------
  2,255,000    TSASC, Inc. (TFABs)                                         5.500          07/15/2024          2,003,117
-------------------------------------------------------------------------------------------------------------------------
 93,930,000    TSASC, Inc. (TFABs)                                         5.750          07/15/2032         84,969,078
-------------------------------------------------------------------------------------------------------------------------
    100,000    TSASC, Inc. (TFABs)                                         6.000          07/15/2018             98,832
-------------------------------------------------------------------------------------------------------------------------
     15,000    TSASC, Inc. (TFABs)                                         6.000          07/15/2019             14,818
-------------------------------------------------------------------------------------------------------------------------
    100,000    TSASC, Inc. (TFABs)                                         6.000          07/15/2019             99,134
-------------------------------------------------------------------------------------------------------------------------
     25,000    TSASC, Inc. (TFABs)                                         6.000          07/15/2020             24,391
-------------------------------------------------------------------------------------------------------------------------
    150,000    TSASC, Inc. (TFABs)                                         6.000          07/15/2021            144,666
-------------------------------------------------------------------------------------------------------------------------
  1,190,000    TSASC, Inc. (TFABs)                                         6.250          07/15/2027          1,156,180
-------------------------------------------------------------------------------------------------------------------------
 15,350,000    TSASC, Inc. (TFABs)                                         6.250          07/15/2034         14,869,852
-------------------------------------------------------------------------------------------------------------------------
    410,000    TSASC, Inc. (TFABs)                                         6.375          07/15/2039            403,702
-------------------------------------------------------------------------------------------------------------------------
    325,000    Ulster County IDA (Benedictine Hospital)                    6.400          06/01/2014            315,042
-------------------------------------------------------------------------------------------------------------------------
  1,950,000    Ulster County IDA (Benedictine Hospital)                    6.450          06/01/2024          1,797,627
-------------------------------------------------------------------------------------------------------------------------
    155,000    United Nations Devel. Corp., Series B                       5.600          07/01/2026            155,085
-------------------------------------------------------------------------------------------------------------------------
  3,000,000    Utica IDA (Utica College Civic Facility)                    5.750          08/01/2028          2,890,410
-------------------------------------------------------------------------------------------------------------------------
  1,250,000    Utica IDA (Utica College Civic Facility)                    6.750          12/01/2021          1,262,200
-------------------------------------------------------------------------------------------------------------------------
    175,000    Westchester County Healthcare Corp.                         6.000          11/01/2030            185,080
-------------------------------------------------------------------------------------------------------------------------
    500,000    Westchester County IDA (Kendal on Hudson)                   6.500          01/01/2034            500,865
-------------------------------------------------------------------------------------------------------------------------
  1,965,000    Westchester County IDA (Rippowam-Cisqua School)             5.750          06/01/2029          2,002,610
-------------------------------------------------------------------------------------------------------------------------
     55,000    Yonkers IDA (Community Devel. Properties)                   6.625          02/01/2026             58,264
                                                                                                           --------------
                                                                                                            549,850,441
-------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--7.5%
     45,000    Guam Airport Authority, Series A                            6.500          10/01/2023             45,939
-------------------------------------------------------------------------------------------------------------------------
  8,375,000    Guam GO, Series A                                           5.400          11/15/2018          7,820,156
-------------------------------------------------------------------------------------------------------------------------
  1,085,000    Guam GO, Series A                                           6.000          09/01/2006          1,079,933
-------------------------------------------------------------------------------------------------------------------------
  5,250,000    Guam Power Authority, Series A                              5.125          10/01/2029          5,400,097
-------------------------------------------------------------------------------------------------------------------------
 10,000,000    Guam Power Authority, Series A                              5.250          10/01/2034         10,394,500
-------------------------------------------------------------------------------------------------------------------------
  5,100,000    Puerto Rico Children's Trust Fund (TASC)                    5.625          05/15/2043          4,509,777
-------------------------------------------------------------------------------------------------------------------------
  3,720,000    Puerto Rico Highway & Transportation
               Authority, Series D                                         5.250          07/01/2038          3,791,573
-------------------------------------------------------------------------------------------------------------------------
  4,305,000    Puerto Rico ITEMECF
               (Polytechnic University of Puerto Rico)                     5.000          08/01/2022          4,376,980
-------------------------------------------------------------------------------------------------------------------------
  3,950,000    Puerto Rico Public Finance Corp., Series E                  5.500          08/01/2029          4,128,184

13  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

Principal                                                                                                  Market Value
   Amount                                                                 Coupon            Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued

$ 1,485,000    V.I. Public Finance Authority, Series A                     5.500%         10/01/2022       $  1,500,890
-------------------------------------------------------------------------------------------------------------------------
    250,000    V.I. Water & Power Authority                                5.300          07/01/2018            250,498
                                                                                                           --------------
                                                                                                             43,298,527

-------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $583,306,864)--102.4%                                                    593,148,968
-------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets--(2.4)                                                               (13,655,899)
                                                                           ----------------------------------------------
 Net Assets--100.0%                                                                                        $579,493,069
                                                                           ==============================================

Footnotes to Statement of Investments
i. Identifies issues considered to be illiquid. See Note 5 of Notes to Financial
Statements.
r. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.
u. Issuer is in default. See Note 1 of Notes to Financial Statements.

 To simplify the listings of securities, abbreviations are used per the table below:

ACDS          Association for Children with Down Syndrome
ALIA          Alliance of Long Island Agencies
AP            Advantage Planning, Inc.
CMA           Community Mainstreaming Associates, Inc.
COP           Certificates of Participation
CSMR          Community Services for the Mentally Retarded
DA            Dormitory Authority
EFC           Environmental Facilities Corp.
EFLI          Epilepsy Foundation of L.I., Inc.
ERDA          Energy Research and Development Authority
GO            General Obligation
HAII          Homes Anew II, Inc.
HDC           Housing Development Corp.
HFA           Housing Finance Agency
HJDOI         Hospital for Joint Diseases Orthopaedic Institute
HJDOI         Hospital for Joint Diseases Orthopaedic Institute
IDA           Industrial Development Agency
ITEMECF       Industrial, Tourist, Educational, Medical and Environmental
              Community Facilities
LGAC          Local Government Assistance Corp.
L.I.          Long Island
MSH/NYU       Mount Sinai Hospital/New York University
MTA           Metropolitan Transportation Authority
NCMRS         Nassau Community Mental Retardation Services Co.
NIMO          Niagara Mohawk Power Corporation
NY/NJ         New York/New Jersey
NYC           New York City
NYS           New York State
RIBS          Residual Interest Bonds
RIT           Rochester Institute of Technology
RITES         Residual Interest Tax Exempt Security
SONYMA        State of New York Mortgage Agency
TASC          Tobacco Settlement Asset-Backed Bonds
TFABs         Tobacco Flexible Amortization Bonds
UDC           Urban Development Corp.
V.I.          United States Virgin Islands
YMCA          Young Men's Christian Association

14  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

 Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                   Market Value          Percent
--------------------------------------------------------------------------
 Tobacco Settlements                        $149,257,826             25.2%
 Higher Education                             86,977,250             14.7
 Not-for-Profit Organization                  72,859,970             12.3
 Highways/Railways                            46,960,851              7.9
 Hospital/Health Care                         43,925,727              7.4
 Electric Utilities                           33,240,046              5.6
 General Obligation                           32,104,070              5.4
 Education                                    27,469,599              4.6
 Adult Living Facilities                      24,956,637              4.2
 Water Utilities                              18,565,910              3.1
 Multifamily Housing                          14,287,493              2.4
 Sales Tax Revenue                            10,579,828              1.8
 Single Family Housing                        10,422,233              1.8
 Municipal Leases                              9,374,117              1.6
 Airlines                                      8,929,994              1.5
 Resource Recovery                             2,623,900              0.4
 Hotels, Restaurants & Leisure                   295,417              0.1
 Special Assessment                              155,085               --
 Sewer Utilities                                  86,220               --
 Marine/Aviation Facilities                       45,939               --
 Parking Fee Revenue                              30,856               --
                                            ------------------------------
 Total                                      $593,148,968            100.0%
                                            ==============================

--------------------------------------------------------------------------
 Summary of Ratings        September 30, 2003 / Unaudited
--------------------------------------------------------------------------
 Distribution of investments by rating category, as a percentage of total investments at value, is as follows:
 Ratings                                                          Percent
--------------------------------------------------------------------------
 AAA                                                                 12.5%
 AA                                                                  15.4
 A                                                                   26.7
 BBB                                                                 20.6
 BB                                                                   9.8
 B                                                                    1.5
 CCC                                                                  0.0
 CC                                                                   0.0
 C                                                                    0.0
 D                                                                    0.0
 Not Rated                                                           13.5
                                                                   -------
 Total                                                              100.0%
                                                                   =======

 Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
 category.

 See accompanying Notes to Financial Statements.

15  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2003

------------------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $583,306,864)--see accompanying statement                        $593,148,968
------------------------------------------------------------------------------------------------------------
 Cash                                                                                              546,490
------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                       10,289,408
 Investments sold                                                                                1,047,344
 Shares of beneficial interest sold                                                                351,628
 Other                                                                                               1,539
                                                                                              --------------
 Total assets                                                                                  605,385,377

------------------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Notes payable to bank (interest rate 1.75% at September 30, 2003)                              23,800,000
 Shares of beneficial interest redeemed                                                            899,586
 Dividends                                                                                         529,572
 Distribution and service plan fees                                                                331,032
 Trustees' compensation                                                                            111,309
 Shareholder reports                                                                               106,316
 Transfer and shareholder servicing agent fees                                                      36,688
 Other                                                                                              77,805
                                                                                              --------------
 Total liabilities                                                                              25,892,308

------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                   $579,493,069
                                                                                              ==============

------------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                                   $     47,061
------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                    574,180,991
------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                               869,948
------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                       (5,447,035)
------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                      9,842,104
                                                                                              --------------
 Net Assets                                                                                   $579,493,069
                                                                                              ==============

16  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $533,563,023 and 43,331,753 shares of beneficial interest outstanding)                                $12.31
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                           $12.92
--------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,850,522
 and 2,666,976 shares of beneficial interest outstanding)                                              $12.32
--------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,079,524
 and 1,062,014 shares of beneficial interest outstanding)                                              $12.32

 See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2003

--------------------------------------------------------------------------------
 Investment Income

 Interest                                                         $ 37,604,108

--------------------------------------------------------------------------------
 Expenses

 Management fees                                                     3,109,306
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                             1,218,583
 Class B                                                               360,217
 Class C                                                               118,449
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               313,980
 Class B                                                                24,193
 Class C                                                                 9,457
--------------------------------------------------------------------------------
 Interest expense                                                      243,129
--------------------------------------------------------------------------------
 Shareholder reports                                                   188,468
--------------------------------------------------------------------------------
 Custodian fees and expenses                                            35,152
--------------------------------------------------------------------------------
 Trustees' compensation                                                 21,474
--------------------------------------------------------------------------------
 Other                                                                  95,262
                                                                  --------------
 Total expenses                                                      5,737,670
 Less reimbursement of management fees                                 (45,159)
 Less reduction of custodian expenses                                   (8,579)
                                                                  --------------
 Net expenses                                                        5,683,932

--------------------------------------------------------------------------------
 Net Investment Income                                              31,920,176

--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                    3,976,493
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments              (24,736,955)

--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations             $ 11,159,714
                                                                  ==============

 See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                                        2003                2002
-----------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                   $ 31,920,176        $ 30,974,320
-----------------------------------------------------------------------------------------------------------
 Net realized gain                                                          3,976,493           4,521,259
-----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                    (24,736,955)         (1,793,435)
                                                                         ----------------------------------
 Net increase in net assets resulting from operations                      11,159,714          33,702,144

-----------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                  (29,702,221)        (27,928,216)
 Class B                                                                   (1,724,048)         (1,907,404)
 Class C                                                                     (566,285)           (416,916)

-----------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                   16,406,594           2,465,308
 Class B                                                                   (6,602,592)         (5,695,177)
 Class C                                                                    2,897,386           2,266,607

-----------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase (decrease)                                                 (8,131,452)          2,486,346
-----------------------------------------------------------------------------------------------------------
 Beginning of period                                                      587,624,521         585,138,175
                                                                         ----------------------------------
 End of period [including undistributed net investment
 income of $869,948 and $942,326, respectively]                          $579,493,069        $587,624,521
                                                                         ==================================

 See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30                        2003       2002        2001       2000       1999
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 12.75    $ 12.67     $ 12.15    $ 12.24    $ 13.17
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .71        .68         .67        .64        .64
 Net realized and unrealized gain (loss)                   (.44)       .06         .50       (.09)      (.94)
                                                      -----------------------------------------------------------
 Total from investment operations                           .27        .74        1.17        .55       (.30)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.71)      (.66)       (.65)      (.64)      (.63)
 Distributions from net realized gain                        --         --          --         -- 1       --
                                                      -----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.71)      (.66)       (.65)      (.64)      (.63)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $12.31     $12.75      $12.67     $12.15     $12.24
                                                      ===========================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                        2.07%      6.11%       9.77%      4.78%     (2.36)%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $533,563   $536,126    $530,464   $509,288   $575,254
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $531,977   $525,519    $526,333   $529,839   $603,604
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                     5.57%      5.44%       5.30%      5.45%      5.04%
 Total expenses                                            0.93% 4,5  0.89% 4     0.84% 4    0.89% 4    0.88% 4
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     63%        73%         10%        26%        18%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of management fees less than 0.01%.

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

 Class B      Year Ended September 30                         2003       2002       2001       2000     1999
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                      $ 12.75    $ 12.68    $ 12.16    $ 12.25  $ 13.18
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .60        .58        .56        .53      .54
 Net realized and unrealized gain (loss)                      (.42)       .06        .51       (.07)    (.94)
                                                           ------------------------------------------------------
 Total from investment operations                              .18        .64       1.07        .46     (.40)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.61)      (.57)      (.55)      (.55)    (.53)
 Distributions from net realized gain                           --         --         --         -- 1     --
                                                           ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.61)      (.57)      (.55)      (.55)    (.53)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $12.32     $12.75     $12.68     $12.16   $12.25
                                                           ======================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           1.36%      5.22%      8.94%      3.98%   (3.11)%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $32,851    $40,896    $46,422    $49,671  $78,526
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $36,000    $42,021    $48,115    $60,299  $98,597
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                        4.77%      4.67%      4.53%      4.68%    4.25%
 Total expenses                                               1.71% 4,5  1.66% 4    1.61% 4    1.67% 4  1.65% 4
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        63%        73%        10%        26%      18%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of management fees less than 0.01%.

See accompanying Notes to Financial Statements.

21  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

 Class C    Year Ended September 30                    2003          2002        2001         2000       1999
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $ 12.75       $ 12.68     $ 12.15      $ 12.24    $ 13.17
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .60           .57         .56          .56        .56
 Net realized and unrealized gain (loss)               (.42)          .07         .52         (.10)      (.96)
                                                    ---------------------------------------------------------------
 Total from investment operations                       .18           .64        1.08          .46       (.40)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.61)         (.57)       (.55)        (.55)      (.53)
 Distributions from net realized gain                    --            --          --           -- 1       --
                                                    ---------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.61)         (.57)       (.55)        (.55)      (.53)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.32        $12.75      $12.68       $12.15     $12.24
                                                    ===============================================================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    1.35%         5.22%       9.03%        3.97%     (3.11)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $13,080       $10,603      $8,251       $5,954     $6,450
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $11,852       $ 9,183      $6,979       $6,121     $6,622
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                 4.78%         4.66%       4.51%        4.68%      4.26%
 Total expenses                                        1.72% 4,5     1.66% 4     1.61% 4      1.66% 4    1.65% 4
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 63%           73%         10%          26%        18%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of management fees less than 0.01%.

See accompanying Notes to Financial Statements.

22  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer AMT-Free New York Municipals (the Fund), formerly Oppenheimer New
 York Municipal Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds investment objective is to seek the maximum current income exempt from federal, New York
 State and New York City income taxes for individual investors consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds,
 Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC).
 All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes
 A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
 Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $54,486,672 as of September 30, 2003.
 Including the effect of leverage, inverse floaters represent 18.95% of the
 Fund's total assets as of September 30, 2003.

23  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2003, securities with an aggregate market value of $2,463,989, representing 0.43% of the Fund's net assets, were in default.
    There are certain risks arising from geographic concentration in any State.
 Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
                                                                Net Unrealized
                                                                  Appreciation
                                                              Based on Cost of
                                                                Securities and
    Undistributed     Undistributed          Accumulated     Other Investments
    Net Investment        Long-Term                 Loss    for Federal Income
    Income                     Gain     Carryforward 1,2          Tax Purposes
    ---------------------------------------------------------------------------
    $1,174,885                   $--          $1,850,927            $6,245,989

 1. As of September 30, 2003, the Fund had $1,850,927 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2003, details of the capital loss carryforward were as follows:

                              Expiring
                              ----------------------
                              2009        $1,850,927

 2. During the fiscal years ended September 30, 2003 and September 30, 2002, the
 Fund utilized $2,846,086 and $3,377,482, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal years.

24  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

 The tax character of distributions paid during the years ended September 30,
 2003 and September 30, 2002 was as follows:
                                             Year Ended            Year Ended
                                     September 30, 2003    September 30, 2002
           ------------------------------------------------------------------
           Distributions paid from:
           Exempt-interest dividends        $31,992,554           $30,252,536

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities
           and other investments                          $586,902,979
                                                          ============
           Gross unrealized appreciation                  $ 15,486,758
           Gross unrealized depreciation                    (9,240,769)
                                                          ------------
           Net unrealized appreciation                    $  6,245,989
                                                          ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 September 30, 2003, the Fund's projected benefit obligations were increased by
 $359 and payments of $11,789 were made to retired trustees, resulting in an accumulated liability of $105,797 as of September 30, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the
 Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

25  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               Year Ended September 30, 2003        Year Ended September 30, 2002
                                   Shares             Amount            Shares             Amount
----------------------------------------------------------------------------------------------------
 Class A

 Sold                           5,818,730       $ 71,829,097         3,479,772       $ 43,555,176
 Dividends and/or
 distributions reinvested       1,668,859         20,587,368         1,461,383         18,313,181
 Redeemed                      (6,201,237)       (76,009,871)       (4,747,937)       (59,403,049)
                               ---------------------------------------------------------------------
 Net increase                   1,286,352       $ 16,406,594           193,218       $  2,465,308
                               =====================================================================

----------------------------------------------------------------------------------------------------
 Class B
 Sold                             709,641       $  8,780,005           730,570       $  9,150,679
 Dividends and/or
 distributions reinvested          98,823          1,220,174            99,794          1,251,055
 Redeemed                      (1,347,750)       (16,602,771)       (1,285,667)       (16,096,911)
                               ---------------------------------------------------------------------
 Net decrease                    (539,286)      $ (6,602,592)         (455,303)      $ (5,695,177)
                               =====================================================================

----------------------------------------------------------------------------------------------------
 Class C
 Sold                             453,368       $  5,622,411           278,896       $  3,497,987
 Dividends and/or
 distributions reinvested          31,731            391,119            21,696            271,877
 Redeemed                        (254,461)        (3,116,144)         (120,092)        (1,503,257)
                               ---------------------------------------------------------------------
 Net increase                     230,638       $  2,897,386           180,500       $  2,266,607
                               =====================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2003, were
 $376,382,104 and $373,421,223, respectively.

26  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.60% of the first $200 million of average annual net assets,
 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.
    Effective September 1, 2003, the Manager voluntarily agreed to waive a portion of its advisory fee at an annual rate equal to 0.10% of each class's average daily net assets while the Fund's trailing one-year performance at the end of the preceding calendar quarter is in the fifth quintile of the Fund's
 Lipper peer group. The Manager will voluntarily waive a portion of its advisory fee at an annual rate equal to 0.05% of each class's average daily net assets while the Fund's trailing one-year performance at the end of the preceding calendar quarter is in the fourth quintile of the Fund's Lipper peer group. The foregoing advisory fee waiver automatically terminates while the Fund's trailing one-year performance at the end of the preceding calendar quarter is in the first, second or third quintile of the Fund's Lipper peer group. The foregoing waiver may be amended or withdrawn by the Manager at any time.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended September 30, 2003, the
 Fund paid $369,303 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            Aggregate            Class A        Concessions         Concessions           Concessions
                            Front-End          Front-End         on Class A          on Class B            on Class C
                        Sales Charges      Sales Charges             Shares              Shares                Shares
                           on Class A        Retained by        Advanced by         Advanced by           Advanced by
 Year Ended                    Shares        Distributor      Distributor 1       Distributor 1         Distributor 1
---------------------------------------------------------------------------------------------------------------------

 September 30, 2003          $449,336           $206,771           $573,956            $297,722               $45,734

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

27  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

                                 Class A            Class B            Class C
                              Contingent         Contingent         Contingent
                                Deferred           Deferred           Deferred
                           Sales Charges      Sales Charges      Sales Charges
                             Retained by        Retained by        Retained by
 Year Ended                  Distributor        Distributor        Distributor
--------------------------------------------------------------------------------
 September 30, 2003              $11,400           $115,811             $7,800

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended September 30, 2003, expense under the Class A Plan totaled $1,218,583, all of which were paid by the
 Distributor to recipients, which included $899,488 retained by the Distributor and $21,109 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B and Class C Shares. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30,
 2003, were as follows:

                                                                                     Distributor's
                                                                Distributor's            Aggregate
                                                                    Aggregate        Uncompensated
                                                                Uncompensated        Expenses as %
                   Total Expenses          Amount Retained           Expenses        of Net Assets
                       Under Plan           by Distributor         Under Plan             of Class
---------------------------------------------------------------------------------------------------

 Class B Plan            $360,217                 $350,387         $1,561,276                4.75%
 Class C Plan             118,449                   30,638            220,009                1.68

--------------------------------------------------------------------------------
 5. Illiquid Securities
 As of September 30, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 September 30, 2003 was $39,035,672, which represents 6.74% of the Fund's net assets.

28  |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow up to one third of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other
 Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $23,800,000 at September 30, 2003 at an interest rate of 1.75%. For the year ended September 30, 2003, the average monthly loan balance was $12,945,726 at an average interest rate of 1.863%. The
 Fund had gross borrowings and gross loan repayments of $288,200,000 and
 $264,400,000, respectively, during the year ended September 30, 2003. The maximum amount of borrowings outstanding at any month-end was $31,000,000. The
 Fund paid commitment fees of $1,572 and interest of $240,400, during the year ended September 30, 2003.

                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate
Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as
VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill
Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.
They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.
However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       B-1
                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing
Municipal Leases Non Profit Organization Paper, Containers & Packaging Parking
Fee Revenue Pollution Control Resource Recovery Sales Tax Revenue Sewer
Utilities Single Family Housing Special Assessment Special Tax Sports Facility
Revenue Student Loans Telephone Utilities Tobacco Water Utilities

                                      C-12
                                       C-1
                                   Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor,
Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans4 4) Group Retirement Plans5 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder
and/or dealer in the redemption request.
I.         Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker, dealer, bank or registered investment adviser that has made
            special arrangements with the Distributor for those purchases, or 2)
         by a direct rollover of a distribution from a qualified Retirement Plan if the
            administrator of that Plan has made special arrangements with the
            Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement
            Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"),
            that are made available under a Service Agreement between Merrill
            Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a)
            and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
            Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
            invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such
purchases): |_| The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such
purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and
         exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
         Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the
following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1)
         Following the death or disability (as defined in the Internal Revenue
         Code) of
            the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
         Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue
         Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
            Distributor.
         11)Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
            IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.        Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class
         C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability
         (as defined in the Internal Revenue Code) of
            the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account. 3)
         To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.10 5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_|
Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
                        Were Shareholders of Former Quest for Value Funds
--------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund
that are either: |_| acquired by such shareholder pursuant to an exchange of
shares of an Oppenheimer fund
         that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
         withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed
            10% of the initial value of the account value, adjusted annually,
            and
         liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security
            Administration);
         withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
               Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: 1)
         persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual
            Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
            Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
   Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; 8) in connection with automatic redemptions of Class A shares and
   Class B shares in
      certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance America Funds,
                                      Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible
                                 Securities Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
         (and whose identity is made known to the Distributor) or with the
         Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
         Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------------------
Oppenheimer AMT-Free New York Municipals
--------------------------------------------------------------------------------------------

Internet Website:
     WWW.OPPENHEIMERFUNDS.COM

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Financial Center
     225 Liberty Street - 11th Floor
     New York, New York 10080

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Financial Center
     225 Liberty Street - 11th Floor
     New York, New York 10080

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019-5820

     PX0360.001.1103

----------------
1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons
(the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an
Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of
$1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.